As filed with the Securities and Exchange Commission on January 28, 2013

Securities Act File No. 333-185719

Investment Company Act File No. 811-8220

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 1

ING VARIABLE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-992-0180

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

February 7, 2013

Dear Shareholder:

On behalf of the Board of Directors (the “Board”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING BlackRock Science and Technology Opportunities Portfolio (“ING BlackRock Portfolio”).  The Special Meeting is scheduled for 10:00 A.M., Local time, on March 12, 2013, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of ING BlackRock Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of ING BlackRock Portfolio into ING MidCap Opportunities Portfolio (“ING MidCap Portfolio”) (together with ING BlackRock Portfolio, the “Portfolios” and each, a “Portfolio”).  Each Portfolio is a member of the mutual fund group called the “ING Funds.”

Shares of ING BlackRock Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (collectively, “Qualified Plans”), or at your direction by your insurance company through its separate accounts to serve as investment options under your variable annuity contract or variable life insurance policy (“Separate Accounts”).  If the Reorganization is approved by shareholders, the Separate Account in which you have an interest or the Qualified Plan in which you are a participant will own shares of ING MidCap Portfolio instead of shares of ING BlackRock Portfolio beginning on the date the Reorganization occurs.  The Reorganization would provide the Separate Account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a portfolio with greater scale that seeks long-term capital appreciation.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.  After careful consideration, the Board has concluded that the Reorganization is in the best interests of the ING BlackRock Portfolio and that the interests of shareholders will not be diluted as a result of the Reorganization and recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote.  It is important that your vote be received no later than March 11, 2013.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for March 12, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING BlackRock Science and Technology Opportunities Portfolio (“ING BlackRock Portfolio”) is scheduled for 10:00 A.M., Local time, on March 12, 2013 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, ING BlackRock Portfolio’s shareholders will be asked:

1.              To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between ING BlackRock Portfolio and ING MidCap Opportunities Portfolio (“ING MidCap Portfolio”), providing for the reorganization of ING BlackRock Portfolio into ING MidCap Portfolio; and

2.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the Reorganization Agreement to be placed before the Special Meeting.

The Board of Directors has concluded that the Reorganization is in the best interests of ING BlackRock Portfolio and that the interests of shareholders will not be diluted as a result of the Reorganization and recommends that you vote “FOR” the Reorganization Agreement.

Shareholders of record as of the close of business on December 28, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than March 11, 2013, the enclosed Proxy Ballot or Voting Instruction Card so that a quorum will be present and a maximum number of shares may be voted.  Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to the ING BlackRock Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Directors

Huey P. Falgout, Jr.
Secretary

February 7, 2013

PROXY STATEMENT/PROSPECTUS

FEBRUARY 7, 2013

PROXY STATEMENT FOR:

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

(A series of ING Variable Portfolios, Inc.)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Special Meeting of Shareholders

of ING BlackRock Science and Technology Opportunities Portfolio

Scheduled for March 12, 2013

PROSPECTUS FOR:

ING MIDCAP OPPORTUNITIES PORTFOLIO

(A series of ING Variable Products Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on March 12, 2013

This Proxy Statement/Prospectus and Notice of Special Meeting are available at:  www.proxyvote.com/ing

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

INTRODUCTION	1
What’s happening?	1
Why did you send me this booklet?	1
What Proposals will be considered at the Special Meeting?	1
Who is eligible to vote?	1
How do I vote?	1
How does the Board recommend that I vote?	2
When and where will the Special Meeting be held?	2
How can I obtain more information about the Portfolios?	2
SUMMARY OF THE REORGANIZATION	3
PROPOSAL ONE — APPROVAL OF THE REORGANIZATION	5
What is the proposed Reorganization?	5
Why is a Reorganization proposed?	5
How do the Investment Objectives compare?	5
How do the Annual Portfolio Operating Expenses compare?	5
Annual Portfolio Operating Expenses	5
Expense Example	7
How do the Principal Investment Strategies compare?	7
How do the Principal Risks of Investing in the Portfolios compare?	9
How does ING BlackRock Portfolio’s Performance compare to that of ING MidCap Portfolio?	11
How do certain characteristics of the Portfolios compare?	12
How does the Management of the Portfolios compare?	13
Adviser to the Portfolios	14
Sub-Advisers to the Portfolios	14
The Administrator	16
The Distributor	16
What are the Key Differences in the Rights of Shareholders of ING BlackRock Portfolio and ING MidCap Portfolio?	16
Additional Information about the Reorganization	17
The Reorganization Agreement	17
Expenses of the Reorganization	17
Tax Considerations	17
Portfolio Transitioning	17
Future Allocation of Premiums	18
What is the IVPI Board’s recommendation?	18
What factors did the Board consider?	18
What is the required vote?	18
What happens if shareholders do not approve the Reorganization Agreement?	18
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS	19
Form of Organization	19
Dividends and Other Distributions	19
Capitalization	19
GENERAL INFORMATION ABOUT THE PROXY STATEMENT	21
Who is asking for my vote?	21
How is my proxy being solicited?	21
What happens to my proxy once I submit it?	21
Can I revoke my proxy after I submit it?	21
What are the voting rights and quorum requirements?	21
Can shareholders submit proposals for consideration in a Proxy Statement?	22

What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?	22
What is “Householding”?	22
How can shareholders obtain other Portfolio documents?	22
Who pays for this Proxy Solicitation/Prospectus?	23
APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B: ADDITIONAL INFORMATION REGARDING ING MIDCAP OPPORTUNITIES PORTFOLIO	B-1
Portfolio Holdings Information	B-1
How Shares Are Priced	B-1
How to Buy and Sell Shares	B-2
Shareholder Service and Distribution Plans (Class ADV and Class S2 Shares)	B-2
Shareholder Services Plan (Class S Shares)	B-3
Frequent Trading - Market Timing	B-3
Payments to Financial Intermediaries	B-4
Dividends and Distributions	B-5
Tax Matters	B-5
Financial Highlights	B-5
APPENDIX C: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS	C-1

INTRODUCTION

What’s happening?

On December 12, 2012 the Board of Directors (the “Board”) of ING BlackRock Science and Technology Opportunities Portfolio (“ING BlackRock Portfolio”), a series of ING Variable Portfolios Inc. (“IVPI”), and on December 21, 2012, the Board of  Trustees of ING MidCap Opportunities Portfolio (“ING MidCap Portfolio”), a series of ING Variable Products Trust (“IVPT”) (each, a “Portfolio” and together, the “Portfolios”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of ING BlackRock Portfolio with and into ING MidCap Portfolio (the “Reorganization”).  The Reorganization requires shareholder approval and, if approved, is expected to be effective on or about March 23, 2013, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

Shares of ING BlackRock Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”), or at your direction by your insurance company through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity and/or variable life contract (“Variable Contracts”).

This booklet includes a combined proxy statement and prospectus (“Proxy Statement/Prospectus”) and a Proxy Ballot or Voting Instruction Card for ING BlackRock Portfolio.  It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting.

The insurance companies and Qualified Plans or their trustees, as record owners of ING BlackRock Portfolio shares, are, in most cases, the true “shareholders” of ING BlackRock Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contracts Holders”) may be asked to instruct their Qualified Plan trustee or insurance company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted.  For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement/Prospectus do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on the proposals, unless the context indicates otherwise.  Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by Variable Contracts Holders or Plan Participants.

Because you, as a shareholder of ING BlackRock Portfolio, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of ING MidCap Portfolio, this Proxy Statement also serves as a prospectus for ING MidCap Portfolio.  ING MidCap Portfolio is an open-end management investment company, which seeks, long-term capital appreciation, as described more fully below.

What Proposals will be considered at the Special Meeting?

A special meeting of shareholders (the “Special Meeting”) of ING BlackRock Portfolio is scheduled for the following purposes:

1.              To approve an Agreement and Plan of Reorganization by and between ING BlackRock Portfolio and ING MidCap Portfolio, providing for the reorganization of ING BlackRock Portfolio into ING MidCap Portfolio; and

2.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Who is eligible to vote?

Shareholders holding an investment in shares of ING BlackRock Portfolio as of the close of business on December 28, 2012 (the “Record Date”) are eligible to vote. (See “General Information” for a more detailed discussion of voting procedures.)

How do I vote?

If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instruction Card originally sent with the Proxy Statement/Prospectus or attend the Special Meeting in person.  Shareholders can vote by completing, signing, and returning the enclosed Voting Instruction Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  Joint owners must each sign the Voting Instruction Card.  To vote by telephone or Internet, follow the voting instructions as outlined on your Voting Instruction Card.  These options require shareholders to input a control number, which is located on your Voting Instruction Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Reorganization.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on March 12, 2013, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Portfolios?

Should you have any questions about the Portfolios, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  The prospectuses, annual and semi-annual reports, and other information regarding the Portfolios are available on the Internet at http://www.ingfunds.com/literature.

SUMMARY OF THE REORGANIZATION

You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as Appendix A.  For more information about ING MidCap Portfolio, please consult Appendix B and the prospectus for ING MidCap Portfolio dated April 30, 2012.

On December 12, 2012 and December 21, 2012, the Board approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of ING BlackRock Portfolio to ING MidCap Portfolio in exchange for shares of beneficial interest of ING MidCap Portfolio;

•                  the assumption by ING MidCap Portfolio of all of the known liabilities of ING BlackRock Portfolio;

•                  the distribution of shares of ING MidCap Portfolio to the shareholders of ING BlackRock Portfolio; and

•                  the complete liquidation of ING BlackRock Portfolio.

If shareholders approve the Reorganization, each owner of Class ADV, Class I, Class S, and Class S2 shares of ING BlackRock Portfolio would become a shareholder of Class ADV, Class I, Class S, and Class S2 shares, respectively, of ING MidCap Portfolio.  The Reorganization is expected to be effective on the Closing Date. Each shareholder of ING BlackRock Portfolio will hold, immediately after the Closing Date, shares of ING MidCap Portfolio having an aggregate value equal to the aggregate value of the shares of ING BlackRock Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  Each Portfolio’s investment objective is to seek long-term capital appreciation;

•                  ING BlackRock Portfolio is a sector fund, investing under normal market conditions at least 80% of its net assets (plus borrowings for investment purposes) in equity securities issued by science and technology companies in all market capitalization ranges. In comparison, the ING MidCap Portfolio invests under normal market conditions at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-sized U.S. companies, without regard to sector;

•                  ING MidCap Portfolio outperformed ING BlackRock Portfolio for the prior year-to-date (as of September 30, 2012), 1-, 3-, and 5-year periods;

•                  Morningstar Inc. (“Morningstar”) categorizes the ING BlackRock Portfolio as a Technology fund and the ING MidCap Portfolio as a Mid-Cap Growth fund;

•                  ING Investments, LLC (“ING Investments”) serves as adviser to both Portfolios.  BlackRock Advisors, LLC (“BlackRock”) serves as sub-adviser to ING BlackRock Portfolio, while ING Investment Management Co. LLC (“ING IM”) serves as sub-adviser to ING MidCap Portfolio.  ING Investments and ING IM are both indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”);

•                  ING MidCap Portfolio is the larger fund.  As of September 30, 2012, ING MidCap Portfolio had approximately $1.16 billion in assets, while ING BlackRock Portfolio had approximately $333.5 million in assets;

•                  Shareholders of Class ADV, Class I, Class S, and Class S2 of ING BlackRock Portfolio are expected to experience lower gross and net expenses as shareholders of the ING MidCap Portfolio;

•                  If shareholders approve the Reorganization, ING BlackRock Portfolio’s investment portfolio is expected to be aligned with ING MidCap Portfolio’s investment strategies  by a transition manager shortly prior to the Closing Date, as discussed in “Portfolio Transitioning” on page 17; and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither ING BlackRock Portfolio nor its shareholders, nor ING MidCap Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

PROPOSAL ONE — APPROVAL OF THE REORGANIZATION

What is the proposed Reorganization?

Shareholders of ING BlackRock Portfolio are being asked to approve the Reorganization Agreement, providing for the reorganization of ING BlackRock Portfolio into ING MidCap Portfolio.  If the Reorganization Agreement is approved, shareholders in ING BlackRock Portfolio will become shareholders in ING MidCap Portfolio as of the close of business on the Closing Date.

Why is a Reorganization proposed?

During a December 12, 2012 meeting of the Board and a December 21, 2012 meeting of the Board of Trustees of ING Variable Products Trust (“IVPT Board”), ING Investments and ING IM (“Management”) presented the Reorganization for consideration by the respective Boards.  In support of its proposal, Management noted the steady and ongoing outflows being experienced by the ING BlackRock Portfolio and expressed concern about the long-term viability of the Portfolio.  Management recommended the Reorganization with the ING MidCap Portfolio for several reasons, including the significantly larger asset size of the ING MidCap Portfolio as compared to the ING BlackRock Portfolio, the lower gross and net expense ratios of the ING MidCap Portfolio, and the superior investment performance of the ING MidCap Portfolio over the prior year-to-date (as of September 30, 2012), 1-, 3- and 5-year periods.  Each Board, including a majority of the directors/trustees who are not “interested persons” (as defined by the Investment Company Act of 1940 (“1940 Act”)) of IVPI or IVPT, respectively, determined that the interests of the shareholders of the Portfolio it oversees would not be diluted as a result of the Reorganization and that the Reorganization would be in the best interests of such Portfolio.

The Reorganization will allow ING BlackRock Portfolio’s shareholders to remain invested in a professionally managed portfolio that seeks long-term capital appreciation.

How do the Investment Objectives compare?

ING BlackRock Portfolio and ING MidCap Portfolio have the same investment objective of seeking long-term capital appreciation.

How do the Annual Portfolio Operating Expenses compare?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Pro forma fees and expenses, which are the estimated fees and expenses of ING MidCap Portfolio after giving effect to the Reorganization, assume hypothetically that the Reorganization occurred on June 30, 2012.  The gross and net expense ratios for the pro forma ING MidCap Portfolio are lower than for ING BlackRock Portfolio.  The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contracts or a Qualified Plans. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses

Expenses you pay each year as a % of the value of your investment

		ING BlackRock Portfolio(1)	ING MidCap Portfolio(2)	ING MidCap Portfolio Pro Forma(2)
Class ADV
Management Fee	%	0.95	0.70	0.69
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.50	0.50
Administrative Services Fee	%	0.06	0.10	0.10
Other Expenses	%	0.05	0.06	0.06
Acquired Fund Fees and Expenses	%	0.01	—	—
Total Annual Portfolio Operating Expenses(3)%		1.57	1.36	1.35
Waivers and Reimbursements(4)%		None	(0.01)	None
Total Annual Portfolio Operating Expenses	%	1.57	1.35	1.35
After Waivers and Reimbursements

		ING BlackRock Portfolio(1)	ING MidCap Portfolio(2)	ING MidCap Portfolio Pro Forma(2)
Class I
Management Fee	%	0.95	0.70	0.69
Distribution and/or Shareholder Services (12b-1) Fees	%	—	—	—
Administrative Services Fee	%	0.06	0.10	0.10
Other Expenses	%	0.05	0.06	0.06
Acquired Fund Fees and Expenses	%	0.01	—	—
Total Annual Portfolio Operating Expenses(3)%		1.07	0.86	0.85
Waivers and Reimbursements(4)%		None	(0.01)	None
Total Annual Portfolio Operating Expenses	%	1.07	0.85	0.85
After Waivers and Reimbursements
Class S
Management Fee	%	0.95	0.70	0.69
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.25	0.25
Administrative Services Fee	%	0.06	0.10	0.10
Other Expenses	%	0.05	0.06	0.06
Acquired Fund Fees and Expenses	%	0.01	—	—
Total Annual Portfolio Operating Expenses(3)%		1.32	1.11	1.10
Waivers and Reimbursements(4)%		None	(0.01)	None
Total Annual Portfolio Operating Expenses	%	1.32	1.10	1.10
After Waivers and Reimbursements
Class S2
Management Fee	%	0.95	0.70	0.69
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.50	0.50
Administrative Services Fee	%	0.06	0.10	0.10
Other Expenses	%	0.05	0.06	0.06
Acquired Fund Fees and Expenses	%	0.01	—	—
Total Annual Portfolio Operating Expenses(3)%		1.57	1.36	1.35
Waivers and Reimbursements(4)%		None	(0.11)	(0.10)
Total Annual Portfolio Operating Expenses	%	1.57	1.25	1.25
After Waivers and Reimbursements

(1)	Expense ratios based on audited financial information as of December 31, 2011 as published in the April 30, 2012 prospectus and adjusted for current terms of contractual waivers.

(2)	Expenses have been adjusted to reflect current contractual rates.

(3)

Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

(4)

For the ING BlackRock Portfolio, ING Investments is contractually obligated to limit expenses for Class ADV, Class I, Class S, and Class S2 shares to 1.55%, 1.05%, 1.30%, and 1.45%, respectively, through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser with prior approval of the Board upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years. The Distributor is contractually obligated to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio through May 1, 2013. There is no guarantee that the distribution fee waiver will continue after May 1, 2013.

For the ING MidCap Portfolio, ING Investments is contractually obligated to limit expenses for Class ADV, Class I, Class S, and Class S2 shares to 1.40%, 0.90%, 1.10%, and 1.30%, respectively, through May 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days of the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses for Class ADV, Class I, Class S, and Class S2 shares to 1.35%, 0.85%, 1.10%, and 1.25%, respectively, through

May 2, 2014. There is no guarantee this obligation will continue after May 2, 2014 and the obligation will continue only if the adviser elects to renew it. Any fees waived pursuant to this obligation shall be eligible for recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The Distributor is contractually obligated to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio through May 1, 2014.  There is no guarantee that the distribution fee waiver will continue after May 1, 2014.

Expense Example

The Examples are intended to help you compare the cost of investing in shares of a Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	ING BlackRock Portfolio				ING MidCap Portfolio				ING MidCap Portfolio Pro Forma
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$160	$496	$855	$1,867	$137	$430	$744	$1,634	$137	$428	$739	$1,624
I	$109	$340	$590	$1,306	$87	$273	$476	$1,060	$87	$271	$471	$1,049
S	$134	$418	$723	$1,590	$112	$352	$611	$1,351	$112	$350	$606	$1,340
S2	$160	$496	$855	$1,867	$127	$420	$734	$1,626	$127	$418	$730	$1,615

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

How do the Principal Investment Strategies compare?

As described in more detail in the table that follows, the ING BlackRock Portfolio is a sector fund which pursues its investment objective by investing in equity securities issued by science and technology companies in all market capitalization ranges, while the ING MidCap Portfolio invests in common stock of mid-sized U.S. companies with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase. Each Portfolio may invest in foreign securities, and the ING BlackRock Portfolio may invest up to 25% of its assets in emerging markets. Both Portfolios focus on growth companies: BlackRock invests in U.S. and non-U.S. companies that are expected to offer the best opportunities for growth and high investment return and ING IM uses a stock selection process that combines the discipline of quantitative screens with rigorous fundamental security analysis to identify companies with above average prospects for growth. Both Portfolios may invest in certain derivatives and other investment companies, while the ING BlackRock Portfolio may also invest in preferred stock and securities convertible into common and preferred stock, initial public offerings, and Rule 144A securities.  The table below also compares the asset size of the Portfolios as of September 30, 2012.

	ING BlackRock Portfolio	ING MidCap Portfolio
Sub-Adviser	BlackRock	ING IM

Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities issued by science and technology companies in all market capitalization ranges. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-sized U.S. companies. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

ING BlackRock Portfolio	ING MidCap Portfolio

The Portfolio is primarily focused in investments in equity securities of companies selected for their rapid and sustainable growth potential from the development, advancement, and use of science and/or technology. The sub-adviser (“Sub-Adviser”) considers science and technology companies to be companies defined as such by the Global Industrial Classification Standards. Some of the industries that are likely to be represented in the Portfolio’s portfolio holdings include: application software, IT consulting and services, Internet software and services, networking equipment, telecom equipment, computer hardware, computer storage and peripherals, electronic equipment and instruments, semiconductor equipment, semiconductors, aerospace and defense, electrical components and equipment, biotechnology, pharmaceuticals, healthcare equipment and supplies, healthcare distribution and services, healthcare facilities, industrial gasses, specialty chemicals, advanced materials, integrated telecom services, alternative carriers, and wireless telecommunication services.

The Portfolio normally invests in companies that the sub-adviser (“Sub-Adviser”) believes have above average prospects for growth. For this Portfolio, mid-sized companies are those companies with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase. Capitalization of companies in the Russell Midcap® Growth Index will change with market conditions. The market capitalization of companies in the Russell Midcap® Growth Index as of December 31, 2011, ranged from $117.3 million to $20.5 billion.

The Sub-Adviser will invest in U.S. and non-U.S. companies that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability, and relative value. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Sub-Adviser uses a stock selection process that combines the discipline of quantitative screens with rigorous fundamental security analysis. The quantitative screens focus the fundamental analysis by seeking to identify the stocks of companies with strong business momentum that demonstrate relative price strength, and have a perceived value not reflected in the current price. The objective of the fundamental analysis is to confirm the persistence of the company’s revenue and earnings growth and validate the Sub-Adviser’s expectations for earnings estimate revisions, particularly relative to consensus. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in equity securities of companies in a number of different countries, including the United States. The Portfolio may invest up to 25% of its assets in stocks of issuers in countries with emerging securities markets.

The Portfolio may also invest in foreign securities.

The Portfolio primarily buys common stocks but can also invest in preferred stocks and securities convertible into common and preferred stocks, initial public offerings, and Rule 144A securities.

The Portfolio may invest in derivative instruments including, among others, options, futures, and foreign currency contracts. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk.

The Portfolio may also invest in derivative instruments including futures or index futures that have a similar profile to the benchmark of the Portfolio. The Portfolio typically uses derivatives for the purpose of maintaining equity market exposure on its cash balance.

	ING BlackRock Portfolio	ING MidCap Portfolio

The Portfolio generally will sell a stock when, in the Sub-Adviser’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the Portfolio, or a better opportunity elsewhere.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

	The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.	The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

	The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.	The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33% of its total assets.

Net Assets as of September 30, 2012	$333.5 million	$1.158.7 billion

How do the Principal Risks of Investing in the Portfolios compare?

Many of the risks of investing in ING BlackRock Portfolio are the same as the risks of investing in ING MidCap Portfolio.   The following summarizes and compares the principal risks of investing in the Portfolios.

Risks	ING BlackRock Portfolio	ING MidCap Portfolio

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

	✓	✓

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

✓

Currency   To the extent that a portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

	✓	✓

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns.

	✓	✓

Focused Investing   To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

✓

Foreign Investments Investing in foreign (non-U.S.) securities may result in ING MidCap		✓

Risks	ING BlackRock Portfolio	ING MidCap Portfolio

Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage or replacement, potential for default on sovereign debt, or political changes or diplomatic developments.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

✓

Initial Public Offerings   Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.

✓

Investment Model The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.		✓

Liquidity   If a security is illiquid, a portfolio might be unable to sell the security at a time when the portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.

	✓	✓

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a portfolio invests. Rather, the market could favor securities to which the portfolio is not exposed or may not favor equities at all.

	✓	✓

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and

	✓	✓

Risks	ING BlackRock Portfolio	ING MidCap Portfolio
small-capitalization companies may decline significantly in market downturns.

Mid-Capitalization Company   Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

✓

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

	✓	✓

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

	✓	✓

How does ING BlackRock Portfolio’s Performance compare to that of ING MidCap Portfolio?

The following information is intended to help you understand the risks of investing in the Portfolios.  The following bar charts show the changes in the performance of the Portfolios’ Class I shares from year to year and the table compares the Portfolios’ Class ADV, Class I, Class S, and Class S2 performance to the performance of certain broad-based securities market indices for the same period.  The Portfolios’ performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented.  Absent such fee waivers/expense limitations, if any, performance would have been lower.  Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolios’ performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolios’ past performance is no guarantee of future results.

ING BlackRock Portfolio – Class I - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2003, 19.77% and Worst quarter: 3rd, 2002, (28.96)%

The Portfolio’s Class I shares’ year-to-date total return as of September 30, 2012: 11.67%

ING MidCap Opportunities Portfolio – Class I – Calendar Year Total Returns

(as of December 31 of each year)

Best quarter: 3rd, 2009, 17.82% and Worst quarter: 4th, 2008, (23.35)%

The Portfolio’s Class I shares’ year-to-date total return as of September 30, 2012: 13.91%.

Average Annual Total Returns%
(for the periods ended December 31, 2011)

	1 Year	5 Years (or since inception)		10 Years (or since inception)		Inception Date
ING BlackRock Portfolio
Class ADV %	(10.81)	16.24		N/A		12/16/08
S&P 500® Index(2)%	2.11	14.11	(3)	N/A		—
NYSE Arca Tech 100 Index(2)%	0.27	22.00	(3)	N/A		—
Class I %	(10.44)	3.04		1.62		05/01/00
S&P 500® Index(2)%	2.11	(0.25)		2.92		—
NYSE Arca Tech 100 Index(2)%	0.27	5.08		5.21		—
Class S(1)%	(10.58)	2.82		1.40		11/01/01
S&P 500® Index(2)%	2.11	(0.25)		2.92		—
NYSE Arca Tech 100 Index(2)%	0.27	5.08		5.21		—
Class S2%	(10.77)	21.38		N/A		02/27/09
S&P 500® Index(2)%	2.11	23.44	(3)	N/A		—
NYSE Arca Tech 100 Index(2)%	0.27	27.05	(3)	N/A		—

ING MidCap Portfolio
Class ADV %	(1.05)	6.91		6.90		12/29/06
Russell Midcap® Growth Index(2)%	(1.65)	2.44		2.44	(3)	—
Russell Midcap® Index(2)%	(1.55)	1.41		1.41	(3)	—
Class I %	(0.51)	7.54		6.81		05/05/00
Russell Midcap® Growth Index(2)%	(1.65)	2.44		5.29		—
Russell Midcap® Index(2)%	(1.55)	1.41		6.99		—
Class S %	(0.79)	7.28		6.59		05/07/01
Russell Midcap® Growth Index(2)%	(1.65)	2.44		5.29		—
Russell Midcap® Index(2)%	(1.55)	1.41		6.99		—
Class S2%	(0.96)	28.97		N/A		02/27/09
Russell Midcap® Growth Index(2)%	(1.65)	29.08	(3)	N/A		—
Russell Midcap® Index(2)%	(1.55)	29.52	(3)	N/A		—

(1)         On December 16, 2003 all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S shares recommenced operations. The returns for Class S shares include the performance of Class I shares adjusted to reflect the higher expenses of Class S shares, for the period between December 17, 2003 to July 19, 2005.

(2)         The index returns do not reflect deductions for fees, expenses, or taxes.

(3)         Reflects index performance since the date closest to the Class’ inception for which data is available.

How do certain characteristics of the Portfolios compare?

The following table compares certain characteristics of the Portfolios.

	ING BlackRock Portfolio		ING MidCap Portfolio

Top Sectors(1)	Information Technology	92.6%	Information Technology	19.6%
	Consumer Discretionary	4.5%	Consumer Discretionary	19.0%
	Health Care	0.5%	Industrials	16.2%
			Health Care	11.7%
			Energy	9.7%
			Financials	8.1%
			Materials	6.4%
			Consumer Staples	6.0%
			Telecommunications	1.7%

Number of Portfolio Holdings and Percentage of Holdings in Top Ten Holdings(2)	78/39%		77/19.9%
Approximate Net Assets(2)	$333.5 million		$1.16 billion

Inception Date	May 1, 2000		May 5, 2000
Portfolio Turnover Rate(2)	325%		148%

Average Market Capitalization(2)	$29.6 billion		$9.1 billion

Percentage of U.S./Non-U.S. Equity Holdings(2)	91%/6%		98%/0%

(1)         As of June 30, 2012.

(2)         As of September 30, 2012.

Portfolio holdings are subject to change daily.

How does the Management of the Portfolios compare?

The following table describes the management of the Portfolios.

	ING BlackRock Portfolio	ING MidCap Portfolio
Investment Adviser	ING Investments, LLC	ING Investments, LLC

Investment Advisory Fee (as a percentage of average daily net assets)	0.95% on first $500 million; 0.85% on next $500 million; and 0.75% thereafter.

0.75% on the first $250 million of the Portfolio’s average daily net assets;

0.70% on the next $400 million of the Portfolio’s average daily net assets;

0.65% on the next $450 million of the Portfolio’s average daily net assets; and

0.60% of the Portfolio’s average daily net assets in excess of $1.1 billion.

Sub-Adviser	BlackRock Advisors, LLC	ING Investment Management Co. LLC

Sub-Advisory Fee (as a percentage of average daily net assets)	0.50% on first $200 million of the Portfolio’s average daily net assets; 0.425% on next $300 million of the Portfolio’s average daily net assets; and 0.40% in excess of $500 million.(1)

0.3375% on the first $250 million of the Portfolio’s average daily net assets;

0.3150% on the next $400 million of the Portfolio’s average daily net assets;

0.2925% on the next $450 million of the Portfolio’s average daily net assets; and 0.2700% on the Portfolio’s average daily net assets in excess of $1.1 billion.

Portfolio Manager(s)	Thomas P. Callan (since 03/04) Erin Xie (since 03/05) Jean M. Rosenbaum (since 12/05)	Jeff Bianchi (since 07/05) Kristin Manning (since 04/12) Michael Pytosh (since 04/12)

	ING BlackRock Portfolio	ING MidCap Portfolio
Administrator	ING Funds Services, LLC	ING Funds Services, LLC

Administrative Fee (as a percentage of average daily net assets)	0.055% on the first $5 billion; and 0.030% in excess of $5 billion	0.10%

(1)         For purposes of calculating fees under this agreement, the assets of the Portfolio shall be aggregated with the assets of ING BlackRock Health Sciences Opportunities Portfolio, a series of ING Investors Trust, a registered investment company that is not a party to this agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to these two Portfolios and their respective Sub-Adviser based on relative net assets.

Adviser to the Portfolios

ING Investments, an Arizona limited liability company, serves as the adviser to the Portfolios. ING Investments began providing investment management services on April 1995.  ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.   As of September 28, 2012, ING Investments managed approximately $45.2 billion in assets.

ING Investments, subject to the authority of the Board, has the overall responsibility for the management of the relevant Portfolio’s investment portfolio subject to delegation of certain responsibilities to other investment advisers. ING Investments is an indirect, wholly-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser, ING IM and certain affiliates, would be separated from ING Groep.  ING Groep has agreed that the divestment of at least 25% of these U.S. businesses has to be completed by year-end 2013, more than 50% has to be divested by year-end 2014, with the remaining interest divested by year-end 2016.  To achieve this goal, in a series of announcements beginning in November 2010, ING Groep announced its plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations.  There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s or ING IM’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser and ING IM, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Funds’ Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

Sub-Advisers to the Portfolios

ING Investments has engaged BlackRock to serve as sub-adviser to ING BlackRock Portfolio to provide the day-to-day management of the Portfolio.

BlackRock, a Delaware limited liability company, is a wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates offer a full range of equity, fixed-income, cash management and alternative investment products with strong representation in both retail and institutional channels in U.S. and in non-U.S. markets. The company has over 10,000 employees in 27 countries and a major presence in most key markets including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The principal address of BlackRock is 100 Bellvue Parkway, Wilmington, Delaware 19809. As of December 31, 2011 BlackRock and its affiliates had over $3.513 trillion in investment company and other portfolio assets under management.

The following individuals are jointly responsible for the day-to-day management of the ING BlackRock Portfolio.

Thomas P. Callan, CFA, Managing Director, and Senior Portfolio Manager, is the head of BlackRock’s global opportunities team and is the strategist for all the team’s portfolios. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, is a senior member of BlackRock’s Global Opportunities Team and is responsible for coverage of stocks in the technology sector for all of the team’s portfolios. Prior to joining BlackRock in 1998, Ms. Rosenbaum was a healthcare analyst with the PNC Asset Management Group.

Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock’s global opportunities team and is responsible for coverage of stocks in the healthcare sector. Before becoming part of BlackRock in 2005, Dr. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

ING Investments has engaged ING IM to serve as sub-adviser to ING MidCap Portfolio to provide the day-to-day management of the Portfolio.

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser.  ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments and ING IM.  ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.  The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169.  As of December 31, 2011, ING IM managed approximately $64.4 billion in assets.

The Sub-Adviser utilizes a team for portfolio construction of the Portfolios.  The senior portfolio managers and all of the sector analysts on the team participate in the process, with the sector analysts determining the security selection for each of their sectors for the dedicated portion of the overall portfolio.  The senior portfolio manager is responsible for the overall allocation of assets for the portfolio, including management of the portfolio’s overall risk profile.

The following individuals are jointly responsible for the day-to-day management of the Portfolios.

Jeff Bianchi is the Lead Portfolio Manager of ING IM’s large cap growth and mid cap growth strategies. Mr. Bianchi joined ING IM in 1994 as a fundamental research analyst on the growth strategies. Mr. Bianchi has had primary responsibility for the health care sector as well as other growth sectors, including technology and consumer. He assumed portfolio manager duties on the large cap growth strategy in 2000, and was named lead portfolio manager on the strategy in 2010. He also assumed lead portfolio manager responsibilities of the mid cap growth strategy in 2005.

Michael Pytosh, Portfolio Manager, joined ING IM in 2004 as a senior sector analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm’s president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.

Kristin Manning, CFA, is a Portfolio Manager on the mid cap growth strategies team and is an analyst on the fundamental research team covering the consumer sector. Ms. Manning joined ING IM in 2006 and prior to that she was a research analyst at Wells Capital Management where she was responsible for the financial, auto, IT services, and utilities sectors.

For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships, please refer to each Portfolio’s annual shareholder report dated December 31, 2011.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to ING BlackRock Portfolio and receives an annual administrative services fee payable in monthly installments equal to 0.055% on the first $5 billion and 0.030% in excess of $5 billion of that Portfolio’s average daily net assets. The Administrator also serves as the administrator to the ING MidCap Portfolio and receives an administrative services fee equal to 0.10% of that Portfolio’s average daily net assets.

The administrative services provided to the Portfolios include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, the sub-advisers, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the sub-advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

The Distributor

ING Investments Distributor, LLC is the principal underwriter and distributor of each Portfolio. The Distributor is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

What are the Key Differences in the Rights of Shareholders of ING BlackRock Portfolio and ING MidCap Portfolio?

ING BlackRock Portfolio is a series of IVPI, a Maryland corporation, and is governed by Articles of Incorporation and Bylaws.  ING MidCap Portfolio is a series of IVPT, which is a Massachusetts business trust, and is governed by a Declaration of Trust and Bylaws.  The Articles of Incorporation and Bylaws for IVPI and the Declaration of Trust and Bylaws for IVPT provide shareholders with differing rights.  The key differences are described in the table below.

ING BlackRock Portfolio	ING MidCap Portfolio

Shareholders have the power to elect and remove directors. Any Director may be removed from office by the vote of a majority of all of the shares entitled to vote, and shareholders have the power to fill the resulting vacancy for the remainder of the term and until the election and qualification of a successor.

The Board may approve the liquidation of any series of the Corporation without the approval of shareholders, unless otherwise required by law.

Shareholders have the power to vote with respect to the election and removal of trustees, investment advisory contract, termination of the trust, merger, consolidation, or sale of assets, incorporation of the Trust or the Portfolio, 12b-1 plans. Both the trustees (unless a shareholder vote is required pursuant to law, Declaration of Trust, or the Bylaws) and the shareholders have the right to alter or repeal any Bylaws of the Trust and to make new Bylaws.

The Corporation reserves the right from time to time to make any amendments to its Articles of Incorporation, except that no action affecting the validity or assessability of any outstanding shares shall be taken without the unanimous approval of the outstanding shares affected. The Board of Directors has the power to amend By-laws.

Shareholders have the power to amend the Declaration of Trust, but Trustees are also permitted to do so without a shareholder vote if they deem it necessary to conform the Declaration of Trust to federal and state laws, to change the name of the Trust or make any other changes which do not materially adversely affect the rights of shareholders.

Because ING BlackRock Portfolio is a series of  a Maryland corporation and ING MidCap Portfolio is a series of a Massachusetts business trust, there are some differences between the rights of shareholders of the Portfolios.  Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, IVPT’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolio.  As such, shareholders of ING MidCap Portfolio have no personal liability for the Portfolio’s acts or obligations.  Under Maryland law, shareholders of ING BlackRock Portfolio have no personal liability for the Portfolio’s acts or obligations.

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of ING BlackRock Portfolio in exchange for shares of beneficial interest of ING MidCap Portfolio and the assumption by ING MidCap Portfolio of all of ING BlackRock Portfolio’s known liabilities; and (ii) the distribution of shares of ING MidCap Portfolio to shareholders of ING BlackRock Portfolio, as provided for in the Reorganization Agreement. ING BlackRock Portfolio will then be liquidated.

Each shareholder of Class ADV, Class I, Class S, and Class S2 shares of ING BlackRock Portfolio will hold, immediately after the Closing Date, Class ADV, Class I, Class S, and Class S2 shares of ING MidCap Portfolio having an aggregate value equal to the aggregate value of the shares of ING BlackRock Portfolio held by that shareholder as of the close of business on the Closing Date.  In the interest of economy and convenience, shares of ING MidCap Portfolio generally will not be represented by physical certificates.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of ING BlackRock Portfolio.  The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be shared equally by ING BlackRock Portfolio and the Adviser (or an affiliate) and are expected to total approximately $125,000.  The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.  The expenses of the Reorganization do not include the transaction costs of the portfolio transitioning, if any, as described in “Portfolio Transitioning” below, which would ultimately be borne by the ING BlackRock Portfolio shareholders.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither ING BlackRock Portfolio nor its shareholders, nor ING MidCap Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, ING BlackRock Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. Variable Contract owners and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

Portfolio Transitioning

If the Reorganization is approved by shareholders, a transition manager will be retained on or around March 18, 2013 to align ING BlackRock Portfolio’s investment portfolio with ING MidCap Portfolio’s investment strategies prior to the Closing Date. The transition manager is expected to sell approximately 88% of ING BlackRock Portfolio’s holdings shortly prior to the Closing Date.  This amount may vary depending on market conditions or other factors considered by the portfolio manager.  The proceeds of such sales are expected to be invested in securities that ING IM wishes for ING MidCap Portfolio to hold and temporary investments, which will be delivered to ING MidCap Portfolio at the Closing Date. During the transition period, ING BlackRock Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  After the Closing Date of the Reorganization, ING IM, as the sub-adviser to ING MidCap Portfolio, may also sell portfolio holdings that it acquired from ING BlackRock Portfolio, and ING MidCap Portfolio may not be immediately fully invested in accordance with its stated investment strategies.  In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions.  Such sales and purchases by the Portfolios during the transition period may be made at a disadvantageous time, may result in the realization of taxable gains or losses for either or both Portfolios, and would result in increased transaction costs that are borne by shareholders.

Future Allocation of Premiums

Certain shares of ING BlackRock Portfolio have been purchased at the direction of Variable Contract owners by participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract.  If the Reorganization is approved, participating Insurance Companies have advised us that all premiums or transfers to ING BlackRock Portfolio will be allocated to ING MidCap Portfolio.

What is the IVPI Board’s recommendation?

Based upon its review, the IVPI Board has determined that the Reorganization is in the best interest of ING BlackRock Portfolio and that the interests of existing shareholders will not be diluted as a result of the Reorganization. Accordingly, after consideration of such factors and information it considered relevant, the Board, including the directors who are not “interested persons” (as defined by the 1940 Act) of IVPI, approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement.  The Board is therefore recommending that ING BlackRock Portfolio’s shareholders vote “FOR” the Reorganization Agreement.

What factors did the Board consider?

Board Considerations

The Board of ING Blackrock Portfolio, in recommending the proposed Reorganization, considered a number of factors, including the following:

•                  the plans of management to reduce overlap in Portfolios in the ING Portfolios complex;

•                  the terms and conditions of the Reorganization Agreement;

•                  expense ratios and information regarding fees and total expenses of the Portfolios, including that the shareholders of ING Blackrock Portfolio are expected to benefit from a lower gross and net expense ratio per share after the Reorganization and that, ING Investments has agreed to limit the expenses of ING MidCap Portfolio through May 1, 2014;

•                  the combined asset size that would result from the Reorganization, which may allow shareholders of ING Blackrock Portfolio to reap the benefits of economies of scale that are not available at the ING BlackRock Portfolio’s current asset size;

•                  the similarities and differences between the investment objective and strategies of ING Blackrock Portfolio and those of ING MidCap Portfolio, including that shareholders of the ING Blackrock Portfolio will be moving from a sector fund focused on science and technology to a more broad-based mid-cap equity fund;

•                  the investment performance of ING MidCap Portfolio as compared to ING BlackRock Portfolio for the one-, three-, and five-year periods ended December 31, 2011, the year-to-date period ended September 30, 2012 as well as the comparative investment performance for prior calendar years;

•                  the investment performance of the Portfolios relative to their benchmarks;

•                  the net revenue benefits for ING Investments and its affiliates that would result from the Reorganization, taking into account the fact that based on the net assets of the Portfolios as of September 30, 2012, the additional retained revenue for ING Investments or its affiliates as a result of the Reorganization is estimated to be approximately $831,100 annually;

•                  the direct or indirect costs to be incurred by each Portfolio and its shareholders in connection with the Reorganization, including that all expenses relating to the shareholder approval (“Reorganization Expenses”) will be borne equally by ING Investments (or an affiliate) and ING Blackrock Portfolio;

•                  that if the Reorganization is approved by shareholders, most of the holdings of ING Blackrock Portfolio will be sold shortly prior to the Closing Date and certain portfolio securities that ING MidCap Portfolio acquired from ING Blackrock Portfolio may also be sold after the Closing Date, as described more fully in “Portfolio Transitioning” on page 17;

•                  the tax consequences of the Reorganization to ING Blackrock Portfolio and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and

•                  that the interests of existing shareholders of neither Portfolio will be diluted as a result of the Reorganization.

The Board of ING Blackrock Portfolio recommends that shareholders approve the Reorganization with ING MidCap Portfolio.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the shares entitled to vote.

What happens if shareholders do not approve the Reorganization Agreement?

If shareholders of ING BlackRock Portfolio do not approve the Reorganization, ING BlackRock Portfolio will continue to be managed by ING Investments as described in the Portfolio’s prospectus, and the IVPI Board will determine what additional action should be taken.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

ING BlackRock Portfolio is organized as a series of IVPI, an open-end management investment company organized as a Maryland corporation. ING MidCap Portfolio is organized as a series of IVPT, an open-end management investment company organized as a Massachusetts business trust. IVPI is governed by a Board of Directors consisting of six members. IVTP is governed by a Board of Trustees consisting of ten members. For more information on the history of IVPI and IVPT, see the Statements of Additional Information (“SAIs”) of ING BlackRock Portfolio and ING MidCap Portfolio, each dated April 30, 2012.

Dividends and Other Distributions

Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the net asset value (“NAV”) of such shares on the payment date unless a participating insurance company’s Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s distributions may constitute a return of capital.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of December 31, 2012 and on a pro forma basis as of December 31, 2012, giving effect to the Reorganization:

	ING Blackrock Science and Technology Opportunities Porfolio	ING MidCap Opportunities Portfolio	Pro Forma Adjustments		ING MidCap Opportunities Portfolio Pro Forma Combined
Class ADV:
Net Assets	$14,067,391	$81,648,696	(6,249	)(A)	$95,709,838
Shares outstanding	2,669,315	6,527,246	(1,545,224	)(B)	7,651,336
Net asset value and redemption price per share	$5.27	$12.51			$12.51

Class I:
Net Assets	$97,219,810	$614,771,861	(43,184	)(A)	$711,948,487
Shares outstanding	17,922,425	47,744,560	(10,375,471	)(B)	55,291,515
Net asset value and redemption price per share	$5.42	$12.88			$12.88

Class S:
Net Assets	$196,817,409	$435,170,150	(87,423	)(A)	$631,900,136
Shares outstanding	36,929,206	34,620,350	(21,278,176	)(B)	50,271,380
Net asset value and redemption price per share	$5.33	$12.57			$12.57

Class S2:
Net assets	$1,450,346	$7,224,722	(644	)(A)	$8,674,424
Shares outstanding	274,298	574,351	(159,050	)(B)	689,600
Net asset value and redemption price per share	$5.29	$12.58			$12.58

(A)                               Reflects adjustment for estimated one time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

(B)                               Reflects new shares issued, net of retired shares of ING Blackrock Science and Technology Opportunities Portfolio.  (Calculation:  Net Assets ÷ NAV per share)

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of ING BlackRock Portfolio’s shareholders.

How is my proxy being solicited?

Solicitation of voting instructions is being made primarily by the mailing of the Notice of Special Meeting and this Proxy Statement/Prospectus with its enclosures on or about February 7, 2013.  In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote ING BlackRock Portfolio’s shares as directed by shareholders.  Please complete and execute your Proxy Ballot or Voting Instruction Card.  If you follow the voting instructions, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot or Voting Instruction Card but did not vote on the Reorganization, your proxies will vote on the Reorganization as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IVPI a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy voting instruction previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Reorganization and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of ING BlackRock Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote, and for each fractional share that is owned the shareholder shall be entitled to a proportionate fractional vote.  The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.  Shares have no preemptive or subscription rights.

Only shareholders of ING BlackRock Portfolio at the close of business on the Record Date will be entitled to be present and give voting instructions for ING BlackRock Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 P.M. on March 11, 2013.  As of the Record Date, the following shares of beneficial interest of ING BlackRock Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
Class ADV	2,674,385.541
Class I	17,934,523.691
Class S	36,977,490.991
Class S2	274,124.770
Total	57,860,524.993

If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

The Separate Accounts of the participating insurance companies and Qualified Plans are the record owners of the shares of the Portfolios.  The Qualified Plans and participating insurance companies will vote ING BlackRock Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. ING BlackRock Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Participating Insurance Companies and Qualified Plans as the ING BlackRock Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote.  Because a significant percentage of ING BlackRock Portfolio’s shares are held by Participating Insurance Companies, which use proportional voting, the presence of such Participating Insurance Companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

To the knowledge of ING Investments, as of December 28, 2012, no current Trustee owns 1% or more of the outstanding shares of a Portfolio, and the officers and Directors/Trustees own, as a group, less than 1% of the shares of each Portfolio.

Appendix C hereto lists the persons that, as of December 28, 2012, owned beneficially or of record 5% or more of the outstanding shares of any class of ING BlackRock Portfolio or ING MidCap Portfolio.

Can shareholders submit proposals for consideration in a Proxy Statement?

ING BlackRock Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Reorganization discussed in this Proxy Statement/Prospectus.

What is “Householding”?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a Portfolio’s shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement/Prospectus, please contact Shareholder Services at 1-800-992-0180.  If in the future any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Portfolios in writing at 7337 East Doubletree Ranch, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at 1-800-992-0180.

How can shareholders obtain other Portfolio documents?

The following documents are incorporated by reference: (i) the SAI dated February 7, 2013, relating to this Proxy Statement/Prospectus; (ii) the prospectus and SAI for ING BlackRock Portfolio dated April 30, 2012 (File No: 811-07651); and (iii) the prospectus and SAI for ING MidCap Portfolio dated April 30, 2012 (File No: 811-08220).  For a copy of the current prospectus, SAI, annual report, and semi-annual report for each Portfolio without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or call (800) 992-0180.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and the rules, regulations, and exemptive orders thereunder, and files reports, proxy materials, and other information with the SEC.  You can copy and review information about each Portfolio at the SEC’s Public Reference Room in Washington, D.C.  You may obtain more information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

Who pays for this Proxy Solicitation/Prospectus?

ING BlackRock Portfolio and the Adviser (or one or more of its affiliates) will share equally the expenses in connection with the Notice, this Proxy Statement/Prospectus, and the Special Meeting of shareholders, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the Internet.  Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

February 7, 2013

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this        day of                   ,         , by and between ING Variable Products Trust (“IVPT”), a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of its series, ING MidCap Opportunities Portfolio (the “Acquiring Portfolio”), and ING Variable Portfolios, Inc. (“IVPI”), a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of its series, ING BlackRock Science and Technology Opportunities Portfolio (the “Acquired Portfolio”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Class ADV, Class I, Class S and Class S2 voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Trustees of IVPT has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio are in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of IVPI has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                    TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL KNOWN ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.                            Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class ADV share of the Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.                            The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.                          The Acquired Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date.  The Acquiring Portfolio shall assume the known liabilities of the Acquired Portfolio set forth in the Acquired Portfolio’s Statement of Assets and Liabilities as of the Closing Date delivered by IVPI, on behalf of the Acquired Portfolio, to IVPT, on behalf of the Acquiring Portfolio, pursuant to paragraph 7.2 hereof.  On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.                            Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record with respect to its Class ADV, Class I, Class S and Class S2 shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1; and (ii) completely liquidate.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”).  The aggregate net asset value of Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be so credited to shareholders of Class ADV, Class I, Class S and Class S shares of the Acquired Portfolio shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding Class ADV, Class I, Class S and Class S2 Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in Class ADV, Class I, Class S and Class S2 shares of the Acquired Portfolio will represent a number of the same class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Portfolio shall not issue certificates representing the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares in connection with such exchange.

1.5.                            Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.                            Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.                                      VALUATION

2.1.                            The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.2.                            The net asset value of a Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.3.                            The number of the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class ADV, Class I, Class S and Class S2 shares of the Acquired Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same Class determined in accordance with paragraph 2.2.

2.4.                            All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.

3.                                    CLOSING AND CLOSING DATE

3.1.                            The Closing Date shall be March 23, 2013 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.                            The Acquired Portfolio shall direct the Bank of New York Mellon, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.                            The Acquired Portfolio shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class ADV, Class I, Class S and Class S2 shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.                            In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Trustees of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1.                            Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of IVPI, IVPI, on behalf of the Acquired Portfolio, represents and warrants to IVPT as follows:

(a)                     The Acquired Portfolio is duly organized as a series of IVPI, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under IVPI’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                     IVPI is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)                      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)                     The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                      On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)                       The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IVPI’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IVPI, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IVPI, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)                      All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)                     Except as otherwise disclosed in writing to and accepted by IVPT, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  IVPI, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                         The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)                        Since December 31, 2011, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)                     On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)                         For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under

Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 thereunder;

(m)                 All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3.  The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)                     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of Directors of IVPI, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)                     The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)                     The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.                            Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of IVPT, IVPT, on behalf of the Acquiring Portfolio, represents and warrants to IVPI as follows:

(a)                     The Acquiring Portfolio is duly organized as a series of IVPT, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IVPT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                     IVPT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, are in full force and effect;

(c)                      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)                   The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                      On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)                       The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IVPT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IVPT, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IVPT, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)                      Except as otherwise disclosed in writing to and accepted by IVPI, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against IVPT, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business.  IVPT, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)                     The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)                         Since December 31, 2011, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)                        On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)                     For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 thereunder;

(l)                         All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by IVPT and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)                 The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of IVPT, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)                     The Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)                     The information to be furnished by IVPT for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)                     That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials with respect to the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                                      COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.                            The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.                            The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.                            The Acquired Portfolio covenants that the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.                            The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio’s shares.

5.5.                            Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.                            The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.                            As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares received at the Closing.

5.8.                            The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.                            IVPI, on behalf of the Acquired Portfolio, covenants that IVPI will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as IVPT, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) IVPI’s, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) IVPT’s, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.                     The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of IVPI, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at IVPI’s election, to the performance by IVPT, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                            All representations and warranties of IVPT, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                            IVPT shall have delivered to IVPI a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to IVPI and dated as of the Closing Date, to the effect that the representations and warranties of IVPT, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as IVPI shall reasonably request;

6.3.                            IVPT, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IVPT, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.                            The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Class ADV Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of IVPT, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at IVPT’s election, to the performance by IVPI, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                            All representations and warranties of IVPI, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                            IVPI shall have delivered to IVPT a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of IVPI;

7.3.                            IVPI shall have delivered to IVPT on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to IVPT and dated as of the Closing Date, to the effect that the representations and warranties of IVPI, on behalf of the Acquired Portfolio, made in this

Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as IVPT shall reasonably request;

7.4.                            IVPI, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IVPI, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.                            The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.                            The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to IVPI, on behalf of the Acquired Portfolio, or IVPT, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.                            The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of IVPI’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to IVPT.  Notwithstanding anything herein to the contrary, neither IVPI nor IVPT may waive the conditions set forth in this paragraph 8.1;

8.2.                            On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                            All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by IVPT or IVPI to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.                            The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.                            The parties shall have received the opinion of Dechert LLP addressed to IVPI and IVPT substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of IVPI and IVPT.  Notwithstanding anything herein to the contrary, neither IVPI nor IVPT may waive the condition set forth in this paragraph 8.5.

9.                                      BROKERAGE FEES AND EXPENSES

9.1.                            IVPI, on behalf of the Acquired Portfolio, and IVPT, on behalf of the Acquiring Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2                             The expenses relating to the proposed Reorganization will be borne equally by (i) ING Investment Management Co. LLC (“IIM”), the sub-adviser to the Acquiring Portfolio (or an affiliate of IIM) and (ii) the Acquired Portfolio.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.       INDEMNIFICATION

10.1.                     Subject to the exceptions and limitations contained in Section 10.2 and 10.3 below:

10.1.1.           every person who is, or has been, a Director of IVPI or a Trustee of IVPT (a “Covered Person”) shall be indemnified by IVPT to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise which arise from or relate to the Acquired Portfolio.

10.1.2.           the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal, administrative or regulatory and including, without limitation, inquiries, investigations and appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities; provided, however that any Trustee who is an “interested person” of an investment adviser to IVPI or IVPT, within the meaning of the 1940 Act, shall be indemnified only for liabilities and expenses arising from his or her status as a Director or Trustee.  The rights of indemnification provided hereunder are in addition to, and not in lieu of, any other rights of indemnification that a Director or Trustee may have.

10.2.                     The obligation to provide indemnification herein shall arise only under circumstances in which insurance coverage does not exist, is inadequate, or is not reasonably available to the Covered Person in a timely manner.  Before making a claim hereunder a Covered Person shall use reasonable efforts to seek coverage under any policy of insurance maintained by IVPI.  Upon a determination by a Covered Person that coverage does not exist for any liability or expense, or that such coverage is not reasonably available in a timely manner, such Covered Person may seek indemnification hereunder; provided however that, upon request from IVPT, such Covered Person shall make reasonable efforts to provide IVPT with the benefit of any coverage or recovery that subsequently becomes available.

10.3.                     No indemnification shall be provided hereunder:

10.3.1.           against any liability by reason of a final adjudication by a court or other body before which a proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

10.3.2.           in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (a) resulting in a payment by a Covered Person, unless the Covered Person is able to obtain a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by any one of the following methods:

10.3.2.1.             by the court or other body approving the settlement or other disposition; or

10.3.2.2.             by a vote of a majority of the disinterested, non-party Trustees of IVPT acting on the matter (provided that a majority of the Trustees of IVPT then in office act on the matter) based upon a review of readily available facts (as opposed to full trial-type inquiry); or

10.3.2.3.             by written opinion of Independent Legal Counsel as defined in Section 10.5, based upon a review of readily available facts (as opposed to full trial-type inquiry).

10.4.                     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section 10.1. including, without limitation, a claim, action, suit, or proceeding for which insurance coverage exists as contemplated by Section 10.2 hereof, shall be advanced by IVPT on behalf of the Acquiring Portfolio prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification hereunder, provided that either:

10.4.1.           such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or IVPT shall be insured against losses arising out of any such advances; or

10.4.2.           a majority of the disinterested, non-party Trustees of IVPT acting on the matter or an Independent Legal Counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

10.5.                     Independent Legal Counsel means a law firm, or a member of a law firm chosen by the Covered Person or Covered Persons (a) that is not objectionable to the Board of Trustees of IVPT, based on a reasonable assessment, and (b) that neither presently is, nor in the past two years has been, retained to represent: (i) IVPI, IVPT or the Covered Person in any matter material to either such party, or (ii) any other party to the claim, action, suit or proceeding giving rise to a claim for indemnification hereunder.

10.6.                     No Covered Person shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

10.7                        The rights of indemnification contemplated herein shall survive the Closing and shall inure to the benefit of their heirs, executors, administrators and assigns of each Covered Person.

11.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.                     IVPI and IVPT agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.                     The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

12.       TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before June 30, 2013, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of IVPI and IVPT; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by IVPI pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class ADV, Class I, Class S and Class S2 Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.       NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Variable Products Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, MA 02109

Attn: Philip H. Newman

ING Variable Portfolios, Inc.

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Attn: Jeffrey S. Puretz

15.       HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1                        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2                        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3                        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

15.4                        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5                        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Portfolio or the Acquiring Portfolio, as the case may be, as provided in the Articles of Incorporation of IVPI or the Declaration of Trust of IVPT, respectively.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING VARIABLE PRODUCTS TRUST, on behalf of its series

ING MidCap Opportunities Portfolio

By:
Name:	Todd Modic
Title:	Senior Vice President

ING VARIABLE PORTFOLIOS, INC., on behalf of its series

ING BlackRock Science and Technology Opportunities Portfolio

By:
Name:	Kimberly A. Anderson
Title:	Senior Vice President

APPENDIX B: ADDITIONAL INFORMATION REGARDING ING MIDCAP OPPORTUNITIES PORTFOLIO

Please find below additional information regarding ING MidCap Opportunities Portfolio (the “Portfolio”).

Portfolio Holdings Information

A description of the Portfolio’s policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s SAI dated April 30, 2012. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

How Shares Are Priced

The NAV per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than exchange-traded fund (“ETF”) shares), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Debt instruments that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

The Portfolio or ING Investments may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. ING Investments will make such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Qualified Plan Participant is received in proper form. When the Variable Contract

Holder or Qualified Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day’s price, your order must be received by Market Close.

How to Buy and Sell Shares

The Portfolio’s shares may be offered to insurance company Separate Accounts serving as investment options under Variable Contracts, Qualified Plans outside the Separate Account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Code, and the underlying U.S. Treasury Regulations. Please refer to the prospectus for the appropriate insurance company Separate Account, investment company or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations. The Board directed ING Investments to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its Separate Accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of ING Investments, is at risk of losing) its Qualified Plan status.

In addition, the Portfolio’s shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with ING affiliated funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. ING Investments and ING IM will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Shareholder Service and Distribution Plans (Class ADV and Class S2 Shares)

Class ADV shares and Class S2 shares of the MidCap Opportunities Portfolio are each subject to a Shareholder Service and Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Shareholder Service and Distribution Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25%, on an annualized basis, of the average daily net assets regardless of expenses of the Class ADV and Class S2 shares of the Portfolio. The Distributor has agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio. The distribution fee waiver will continue through at least May 1, 2014. There is no guarantee that the waiver will continue after that date. The Portfolio will notify its Class S2 shareholders if they intend to pay the Distributor more than 0.15% (not to exceed 0.25% under the current Shareholder Service and Distribution Plan) for Class S2 shares in the future.

The shareholder service fee may be used to compensate securities dealers (including the Distributor) and other financial institutions, plan administrators and organizations for servicing shareholder accounts. The distribution fee may be used to cover expenses incurred in promoting the sale of Class ADV and Class S2 shares, including: (i) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sale literature; (ii) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (iii) overhead and other distribution related expenses; and (iv) accruals for interest on the amount of the forgoing expenses that exceed the distribution fee. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Shareholder Services Plan (Class S Shares)

Class S shares of the Portfolio are subject to a Shareholder Services Plan (“Plan”). Under the Plan, the Distributor is entitled to use proceeds from the Plan. To pay for services including, but not limited to: teleservicing support in connection with the Portfolio; delivery and responding to inquiries respecting prospectuses, reports, notices, proxies and proxy statements and other information respecting the Portfolio; facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of shareholders; the conveyance of information relating to shares purchased and redeemed and share balances to IVPT, its transfer agent, or the Distributor as may be reasonably requested; provision of support services including providing information about IVPT and its Portfolio and answering questions concerning IVPT and its Portfolio, including questions respecting Variable Contract owners’ interests in one or more portfolios; provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the IVPT, including fund transfers, dollar cost averaging, asset allocation, Portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

Under the terms of the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. The Distributor has agreed to contractually waive 0.05% of the shareholder services fee through May 1, 2014. There is no guarantee that this waiver will continue after this date. The expenses of the Plan are borne solely by the Class S shares of the Portfolio.

The Plan has been approved by the Board, including all of the Trustees who are not “interested persons” of IVPT, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan (“Independent Trustees”), cast in person at a meeting called for that purpose. The Plan must be renewed annually by the Board, including the Independent Trustees. The Plan may be terminated as to the Portfolio at any time, without any penalty, by such Trustees on sixty (60) days’ written notice.

Frequent Trading - Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as an investment option for Variable Contracts issued by insurance companies and as an investment option for Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of ING Investments or ING IM (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio’s performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, when the Portfolio holds thinly-traded securities, such as certain small-capitalization securities, it may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Payments to Financial Intermediaries

ING mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio’s Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers and companies that service Qualified Plans for selling the Portfolio’s shares and/or for servicing shareholder accounts. In addition, ING Investments, the Distributor, the Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. ING Investments, the Distributor, the Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other ING entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from ING Investments and/or the Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. ING Investments and the Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio’s Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, ING Investments, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and SAI for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Dividends and Distributions

The Portfolio declares and pays dividends from net investment income at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company’s Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio’s distributions may constitute a return of capital.

To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.

Tax Matters

Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income, and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company’s Separate Accounts.

Since the sole shareholders of the Portfolio will be Separate Accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the prospectus for the policy.  See the Portfolio’s SAI dated April 30, 2012 for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

Financial Highlights

The following financial highlights are intended to help you understand the financial performance of the Portfolio’s Class ADV, Class I, Class S, and Class S2 shares for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio’s financial statements, which, with the exception of the period ended June 30, 2012, were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2011, and the unaudited financial statements included in the semi-annual shareholder report dated June 30, 2012, are incorporated herein by reference.

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING MidCap Opportunities Portfolio
Class ADV
06-30-12	11.34	(0.00	)*	0.94	0.94	0.03	—	—
12-31-11	11.46	(0.02)		(0.10)	(0.12)	—	—	—
12-31-10	8.88	0.08	•	2.54	2.62	0.04	—	—
12-31-09	6.32	0.03	•	2.54	2.57	0.01	—	—
12-31-08	10.20	(0.03	)•	(3.85)	(3.88)	—	—	—
12-31-07	8.16	(0.07)		2.11	2.04	—	—	—
Class I
06-30-12	11.63	0.02		0.97	0.99	0.01	—	—
12-31-11	11.69	0.03		(0.09)	(0.06)	—	—	—
12-31-10	9.03	0.06		2.67	2.73	0.07	—	—
12-31-09	6.40	0.04		2.61	2.65	0.02	—	—
12-31-08	10.26	0.01		(3.87)	(3.86)	—	—	—
12-31-07	8.16	(0.03)		2.13	2.10	—	—	—
Class S
06-30-12	11.37	0.01		0.95	0.96	0.02	—	—
12-31-11	11.46	(0.00	)*	(0.09)	(0.09)	—	—	—
12-31-10	8.86	0.03	•	2.62	2.65	0.05	—	—
12-31-09	6.29	0.02		2.56	2.58	0.01	—	—
12-31-08	10.10	(0.00	)*•	(3.81)	(3.81)	—	—	—
12-31-07	8.05	(0.06)		2.11	2.05	—	—	—
Class S2
06-30-12	11.38	0.00	*	0.95	0.95	0.01	—	—
12-31-11	11.49	(0.01)		(0.10)	(0.11)	—	—	—
12-31-10	8.89	0.08	•	2.56	2.64	0.04	—	—
02-27-09(5) - 12-31-09	5.55	0.01		3.34	3.35	0.01	—	—

					Ratios to average net assets							Supplemental data
Year or period	Total distributions	Payment by affiliate		Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
ended	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING MidCap Opportunities Portfolio
Class ADV
06-30-12	0.03	—		12.25	8.24		1.36	1.35		1.35		(0.10)		64,459	47
12-31-11	—	—		11.34	(1.05)		1.34	1.34		1.34		(0.23)		40,497	90
12-31-10	0.04	—		11.46	29.57		1.36	1.29		1.29		0.75		15,119	96
12-31-09	0.01	—		8.88	40.65		1.40	1.14	†	1.14	†	0.36	†	957	169
12-31-08	—	0.00	*	6.32	(38.04	)(a)	1.38	1.20	†	1.20	†	(0.40	)†	1	191
12-31-07	—	—		10.20	25.00		1.39	1.40		1.40		(0.79)		1	186
Class I
06-30-12	0.01	—		12.61	8.53		0.86	0.85		0.85		0.40		589,174	47
12-31-11	—	—		11.63	(0.51)		0.84	0.84		0.84		0.24		435,027	90
12-31-10	0.07	—		11.69	30.36		0.86	0.79		0.79		0.62		350,626	96
12-31-09	0.02	—		9.03	41.44		0.90	0.64	†	0.64	†	0.46	†	238,426	169
12-31-08	—	0.00	*	6.40	(37.62	)(a)	0.88	0.70	†	0.70	†	0.11	†	195,295	191
12-31-07	—	—		10.26	25.74		0.89	0.90		0.90		(0.39)		91,459	186
Class S
06-30-12	0.02	—		12.31	8.42		1.11	1.10		1.10		0.15		447,606	47
12-31-11	—	—		11.37	(0.79)		1.09	1.09		1.09		(0.04)		414,381	90
12-31-10	0.05	—		11.46	29.96		1.11	1.04		1.04		0.35		450,115	96
12-31-09	0.01	—		8.86	41.04		1.15	0.89	†	0.89	†	0.25	†	333,376	169
12-31-08	—	0.00	*	6.29	(37.72	)(a)	1.13	0.90	†	0.90	†	(0.02	) †	249,953	191
12-31-07	—	—		10.10	25.47		1.14	1.10		1.10		(0.59		33,491	186
Class S2
06-30-12	0.01	—		12.32	8.38		1.36	1.25		1.25		0.00	*	5,769	47
12-31-11	—	—		11.38	(0.96)		1.34	1.24		1.24		(0.13)		3,314	90
12-31-10	0.04	—		11.49	29.67		1.36	1.19		1.19		0.71		900	96
02-27-09(5)- 12-31-09	0.01	—		8.89	60.41		1.40	1.04	†	1.04	†	0.14	†	5	169

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at NAV and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Commencement of operations.

(a)  There was no impact on total return due to payment by affiliate in 2008.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

APPENDIX C: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of December 28, 2012:

ING BlackRock Science and Technology Opportunities Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
ING Life Insurance & Annuity Co One Orange Way B3N Windsor, CT 06095	94.6% Class I; Beneficial	29.3%	11.5%
ING National Trust 1 Orange Way Windsor, CT 06095-4773	59.0% Class A; Beneficial	2.7%	3.6%
ING Life Insurance & Annuity Co Attn: Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	40.7% Class A; 99.9% Class S2; Beneficial	2.4%	3.1%
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	96.5% Class S; Beneficial	61.6%	44.3%

ING MidCap Opportunities Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
ING Solution 2015 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.5% Class I; Beneficial	2.9%	1.8%
ING Solution 2025 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	12.2% Class I; Beneficial	6.5%	4.0%
ING Solution 2035 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	10.5% Class I; Beneficial	5.6%	3.4%
ING Solution 2045 Portfolio Attn: Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.4% Class I; Beneficial	4.0%	2.4%
ING Life Insurance & Annuity Co ACES Separate Account B Attn: Valuation Unit TN41 One Orange Way B3N Windsor, CT 06095	24.2% Class I; 10.5% Class S; Beneficial	17.0%	10.3%
Mac & Co Attn: Mutual Funds Ops PO Box 3198 Pittsburgh, PA 15230-3198	9.5% Class I; Beneficial	5.1%	3.1%
ING National Trust TTEE Core Market Retirement Plans 30 Braintree Hill Office Park Braintree, MA 02184	5.4% Class I; Beneficial	2.9%	1.8%
ING Life Insurance & Annuity Co Attn: Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	41.7% Class A; 94.7% Class S2; Beneficial	3.7%	3.1%
ING National Trust 1 Orange Way Windsor, CT 06095-4773	55.5% Class A; 5.3% Class S2; Beneficial	4.1%	3.6%
Reliastar Life Insurance Co. FBO Select III Non Qualified RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	6.0% Class I Beneficial	3.2%	2.0%
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	85.7% Class S; Beneficial	33.2%	44.3%

*              On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on December 28, 2012.

PART B

ING Variable Products Trust

Statement of Additional Information

February 7, 2013

Acquisition of the Assets and Liabilities of:

ING BlackRock Science and Technology Opportunities Portfolio

(A Series of ING Variable Portfolios, Inc.)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

By and in Exchange for Shares of: ING MidCap Opportunities Portfolio (A Series of ING Variable Products Trust) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information (“SAI”) of ING Variable Products Trust (“IVPT”) is available to the shareholders of ING BlackRock Science and Technology Opportunities Portfolio (“ING BlackRock Portfolio”), a series of ING Variable Portfolios, Inc. (“IVPI”), in connection with a proposed transaction whereby all of the assets and liabilities of ING BlackRock Portfolio will be transferred to ING MidCap Opportunities Portfolio (“ING MidCap Portfolio,” together with ING BlackRock Portfolio, the “Portfolios” and each, a “Portfolio”), a series of IVPT, in exchange for shares of ING MidCap Portfolio.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for ING MidCap Portfolio; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.              The SAI for ING BlackRock Portfolio, dated April 30, 2012, as filed on April 26, 2012 (File No: 811-07651) and the SAI for ING MidCap Portfolio dated April 30, 2012, as filed on April 24, 2012 (File No: 811-08220).

2.              The Financial Statements of ING BlackRock Portfolio included in the Annual Report dated December 31, 2011, as filed on March 2, 2012 and the Semi-Annual Report dated June 30, 2012, as filed on September 4, 2012 (File No: 811-07651) and the Financial Statements of ING MidCap Portfolio included in the Annual Report dated December 31, 2011, as filed on March 2, 2012 and the Semi-Annual Report dated June 30, 2012, as filed on September 4, 2012 (File No. 811-08220).

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated February 7, 2013, relating to the Reorganization of ING BlackRock Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

ING MIDCAP OPPORTUNITIES PORTFOLIO

Set forth below is an excerpt from the semi-annual report of ING MidCap Opportunities Portfolio (the “Portfolio”) dated June 30, 2012.

*           *           *           *

MARKET PERSPECTIVE

In the early part of our new fiscal year, improved economic and financial conditions produced the best first quarter performance since 1998 for global equities, represented by the MSCI World IndexSM measured in local currencies including net reinvested dividends. But from there global equities retreated as, for the third straight year, the basis of the earlier optimism was undermined by events. For the first half of the fiscal year, the MSCI World IndexSM Index gained 6.45%. (The MSCI World IndexSM returned 5.91% for the six months ended June 30, 2012, measured in U.S. dollars.)

Much of the first quarter’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. By March, the Bureau of Labor Statistics had announced a three-month average of 245,000 new jobs created and the unemployment rate down to 8.3%. The deterioration was fast however, culminating in the June report which showed only 69,000 jobs created the prior month with the three month average down to 96,000. While the unemployment rate was pared to 8.2%, the labor force participation rate languished near decades-low levels.

By the end of June, the trend in other economic statistics was mixed to negative. Retail sales and factory orders had fallen for two months. Indices of manufacturing activity in the New York and Philadelphia areas were slumping, although the Chicago region’s index edged up. Personal spending and wages & salaries were practically stagnant. Gross domestic product (“GDP”) growth decelerated to 1.9% (quarter-over-quarter annualized) from 3.0%.

The Federal Reserve seemed to be out of ammunition. Its June announcement that it would extend its “Operation Twist” program left markets unimpressed.

A glimmer of better, or at least less bad news, came from the housing market. New and pending home sales bounced from low levels, while the latest S&P/Case-Shiller 20-City Composite Home Price Index was down 1.9% from the prior year, the smallest decline since November 2010.

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 8.1% in the first quarter of 2012 over the same quarter in 2011, the lowest rise since the second quarter of 2009.

But the euro zone’s enduring sovereign debt crisis continued to move markets the most. The European Central Bank’s €1 trillion in cheap three-year loans to more than 800 banks under its Longer Term Refinancing Operations (“LTRO”) was initially perceived to reduce the risk of bank failures. But disillusionment soon set in, focused on Spain, with its uncompetitive markets, restrictive practices, nearly 25% unemployed and shaky banking system. A growing backlash against fiscal austerity became evident. Inconclusive May elections in Greece presaged further elections in June, from which pro-euro parties were unenthusiastically elected to form a government.

Matters came to a head after a recapitalization bailout for Spanish banks worth up to €100 billion was finally requested in June. This was approved by euro zone leaders, but market relief lasted literally hours, as the unsatisfactory features of the likely operation emerged.

In the last few days of June, leaders held yet another “summit” meeting to address these issues, and this time delivered a package of measures that exceeded admittedly rock-bottom expectations. A single bank supervisory mechanism would be initiated with the first proposals considered by the end of 2012. Thereafter loans from European stability funds would be made directly to Spanish banks and would not have senior status.

2-B

Investor approval of these measures sent global equities up 2.40% on the last day of June. The euro zone’s deeper seated problems remain to be solved.

In U.S. fixed-income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 2.37% in the six months through June, mostly in the later months as conditions deteriorated. The Barclays Capital U.S. Corporate Investment Grade Bond sub-index returned 4.65%, ahead of the Barclays Capital U.S. Treasury sub-index which returned 1.51%, with the Barclays Capital Mortgage-Backed Securities sub-index little better at 1.66%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index produced an equity-like return of 7.23%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 9.49% in the first half of the fiscal year, despite Goldman Sachs’ recommendation on June 21st to sell the index short. Adding to the caution was the likelihood that index companies would record barely positive annual earnings growth in the second quarter. By sector, the order of merit changed markedly over the period, but when it was over, telecommunications stood at the top, returning 16.51%, while the only losing sector was energy, down 2.34%.

In currency markets, after early weakness, the ongoing euro zone crisis drove the U.S. dollar up 3.93% against the euro. The U.S. dollar was little changed against the pound, slipping 0.62%, but gained 2.64% on the yen, amid suspicions of Bank of Japan intervention during periods of yen strength.

In international markets, the MSCI Japan® Index rose 6.96% for the half year, well off its best levels. Early optimism about the Bank of Japan’s newly adopted inflation target and increased asset purchases was eroded by the euro zone crisis and the slowdown in China. The MSCI Europe ex UK® Index added 3.79%, courtesy of a final-day boost worth 3.80%, pursuant to the events at the end of June described above. Initial relief from LTRO had proved all too short, while sentiment was also depressed by flat to falling GDP and unemployment breaching 11%. The MSCI UK® Index rose a comparatively muted 2.41% as the U.K.’s more heavily weighted energy and materials companies underperformed their continental European competitors, while the U.K. economy re-entered recession in the face of sagging construction activity and austerity measures aimed at cutting the budget deficit.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description

MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

Barclays Capital U.S. Aggregate	An unmanaged index of publicly issued investment grade U.S. Government,

3-B

Bond Index	mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.

Barclays Capital Mortgage-Backed Securities Index

An unmanaged index comprising 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal National Mortgage Association and the Federal Home Loan Mortgage.

Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

4-B

PRO FORMA FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2012 (Unaudited)

	ING Blackrock Science and Technology Opportunities Porfolio	ING MidCap Opportunities Portfolio	Pro Forma Adjustments		ING MidCap Opportunities Portfolio Pro Forma Combined
ASSETS:
Investments in securities at value +*	$337,648,165	$1,087,341,583	$—		$1,424,989,748
Short-term investments at value**	10,325,012	27,798,904	—		38,123,916
Total Investments at fair value	347,973,177	1,115,140,487	—		1,463,113,664
Cash	—	886	1,705,127	(A)	1,706,013
Foreign currencies at value***	1,705,127	—	(1,705,127	)(A)	—
Receivables:
Investment securities sold	9,999,773	5,760,284	131,321	(A)	15,891,378
Fund shares sold	14,184	7,254,068	—		7,268,252
Dividends	34,242	663,355	—		697,597
Foreign tax reclaims	27,536	—	—		27,536
Unrealized appreciation on forward foreign currency contracts	185,460	—	(185,460	)(A)	—
Prepaid expenses	2,820	4,730	—		7,550
Reimbursement due from manager	—	7,305	62,500	(B)	69,805
Total assets	359,942,319	1,128,831,115	8,361		1,488,781,795

LIABILITIES:
Payable for investment securities purchased	13,404,451	13,134,437	—		26,538,888
Payable for fund shares redeemed	81,760	764,567	—		846,327
Payable upon receipt for securities loaned	—	6,885,804	—		6,885,804
Unrealized depreciation on forward foreign currency contracts	54,139	—	(54,139	)(A)	—
Payable to affiliates	330,454	817,413	—		1,147,867
Payable for trustee fees	3,729	5,163	—		8,892
Other accrued expenses and liabilities	10,848	216,745	200,000	(B)	427,593
Total liabilities	13,885,381	21,824,129	145,861		35,855,371
NET ASSETS	$346,056,938	$1,107,006,986	$(137,500)		$1,452,926,424

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$316,640,448	$961,988,186	$—		$1,278,628,634
Distributions in excess of net investment income	(1,020,662)	763,981	(137,500	)(B)	(394,181)
Accumulated net realized loss	9,061,574	43,150,120	172,414	(A)	52,384,108
Net unrealized appreciation	21,375,578	101,104,699	(172,414	)(A)	122,307,863
NET ASSETS	$346,056,938	$1,107,006,986	$(137,500)		$1,452,926,424

+	Including securities loaned at value	$—	$6,883,856	$—		$6,883,856
*	Cost of investments in securities	$316,445,001	$986,236,883	$—		$1,302,681,884
**	Cost of short-term investments	$10,325,012	$27,798,904	$—		$38,123,916
***	Cost of foreign currencies	$1,662,683	$—	$(1,662,683	)(A)	$—

Class ADV:
Net Assets	$13,932,751	$64,459,064	(5,536	)(B)	$78,386,279

Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.010			$0.010
Shares outstanding	2,615,922	5,260,585	(1,479,006	)(C)	6,397,501
Net asset value and redemption price per share	$5.33	$12.25			$12.25

Class I:
Net Assets	$110,489,878	$589,173,520	(43,900	)(B)	$699,619,498

Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.010			$0.010
Shares outstanding	20,205,200	46,718,264	(11,446,598	)(C)	55,476,866
Net asset value and redemption price per share	$5.47	$12.61			$12.61

Class S:
Net Assets	$219,981,868	$447,605,717	(87,407	)(B)	$667,500,178

Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.010			$0.010
Shares outstanding	40,894,157	36,356,517	(23,031,081	)(C)	54,219,593
Net asset value and redemption price per share	$5.38	$12.31			$12.31

Class S2:
Net assets	$1,652,441	$5,768,685	(657	)(B)	$7,420,469

Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$0.010			$0.010
Shares outstanding	309,304	468,196	(175,231	)(C)	602,269
Net asset value and redemption price per share	$5.34	$12.32			$12.32

(A)       Reflects adjustments due to pre-merger portfolio transitioning.

(B)       Reflects adjustment for estimated one time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

(C)       Reflects new shares issued, net of retired shares of ING Blackrock Science and Technology Opportunities Portfolio.  (Calculation:  Net Assets ÷ NAV per share)

See accompanying Notes to Pro Forma Financial Statements

5-B

STATEMENTS OF OPERATIONS for the year ended June 30, 2012 (Unaudited)

	ING Blackrock Science and Technology Opportunities Porfolio	ING MidCap Opportunities Portfolio	Pro Forma Adjustments		ING MidCap Opportunities Portfolio Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,662,967	$11,181,750	$—		$13,844,717
Dividends from affiliated underlying funds	17,274	—	—		17,274
Securities lending income, net	272,982	81,378	—		354,360
Total investment income	2,953,223	11,263,128	—		14,216,351

EXPENSES:
Investment management fees	3,355,045	6,751,328	(897,436	)(A)	9,208,936.70
Distribution and service fees:
Class ADV	56,185	215,590	227	(A)	272,002
Class S	567,658	1,131,453	(3,155	)(A)	1,695,956
Class S2	3,470	17,981	45	(A)	21,496
Transfer agent fees	380	1,769	1,206	(A)	3,355
Administrative service fees	194,234	969,391	158,642	(A)	1,322,267
Shareholder reporting expense	23,790	133,224	24,706	(A)	181,720
Professional fees	35,502	149,000	18,737	(A)	203,239
Custody and accounting expense	61,122	164,508	(1,238	)(A)	224,392
Trustee fees and expenses	16,755	44,648	(502	)(A)	60,901
Interest expense	23,910	29,834	(13,050	)(A)	40,694
Miscellaneous expense	126	130	131,837	(A)	132,093
Merger and transition expenses	—	—	200,000	(C)	200,000
Total expenses	4,338,177	9,608,856	(379,981)		13,567,052
Net waived and reimbursed fees	(813)	(50,930)	(15,056	)(A)(C)	(66,799)
Net expenses	4,337,364	9,557,926	(395,037)		13,500,253
Net investment income	(1,384,141)	1,705,202	395,037		716,098

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	29,829,560	33,554,374	—		63,383,934
Foreign currency related transactions	1,280,413	—	172,414	(B)	1,452,827
Futures	(580,762)	—	—		(580,762)
Net realized gain (loss)	30,529,211	33,554,374	172,414		64,255,999
Net change in unrealized appreciation or depreciation on:
Investments	(55,499,000)	(67,267,023)	—		(122,766,023)
Foreign currency related transactions	533,483	—	(172,414	)(B)	361,069
Net change in unrealized appreciation or depreciation	(54,965,517)	(67,267,023)	(172,414)		(122,404,954)
Net realized and unrealized gain	(24,436,306)	(33,712,649)	—		(58,148,955)

Increase (decrease) in net assets resulting from operations	$(25,820,447)	$(32,007,447)	$395,037		$(57,432,857)

*Foreign taxes withheld	$33,722	$—	$—	$33,722
(1) Dividends from affiliates	$—	$—	$—	$—
(A) Reflects adjustment in expenses due to effects of new contractual rates.
(B) Reflects adjustments due to pre-merger portfolio transitioning
(C) Reflects adjustment for estimated one time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

See accompanying Notes to Pro Forma Financial Statements

6-B

PORTFOLIO OF INVESTMENTS as of June 30, 2012 (Unaudited)

ING BlackRock Science and Technology Opportunities Portfolio	ING MidCap Opportunities Portfolio	ING MidCap Opportunities Portfolio Pro-forma			ING BlackRock Science and Technology Opportunities Portfolio	ING MidCap Opportunities Portfolio	Pro-forma adjustments	ING MidCap Opportunities Portfolio Pro-forma
Shares	Shares	Shares			Value	Value	Value	Value
		COMMON STOCK: 98.1%
				Consumer Discretionary: 19.3%
47,075	—	47,075	@	Amazon.com, Inc.	$10,749,576	$—	$—	$10,749,576
—	189,410	189,410	@	Bed Bath & Beyond, Inc.	—	11,705,538	—	11,705,538
—	374,901	374,901		Brinker International, Inc.	—	11,948,095	—	11,948,095
—	368,110	368,110	@	Discovery Communications, Inc. - Class A	—	19,877,940	—	19,877,940
—	546,670	546,670		Foot Locker, Inc.	—	16,717,168	—	16,717,168
—	447,410	447,410		Harley-Davidson, Inc.	—	20,460,059	—	20,460,059
—	897,360	897,360		International Game Technology	—	14,133,420	—	14,133,420
—	197,159	197,159	@	Liberty Media Corp. - Liberty Capital	—	17,332,248	—	17,332,248
—	524,290	524,290	@, L	Lions Gate Entertainment Corp.	—	7,728,035	—	7,728,035
—	459,864	459,864		Macy’s, Inc.	—	15,796,328	—	15,796,328
—	423,040	423,040	@	Michael Kors Holdings Ltd.	—	17,699,994	—	17,699,994
12,700	—	12,700		New Oriental Education & Technology Group ADR	311,150	—	—	311,150
—	783,780	783,780		Newell Rubbermaid, Inc.	—	14,217,769	—	14,217,769
—	264,410	264,410		Petsmart, Inc.	—	18,027,474	—	18,027,474
6,910	—	6,910	@	Priceline.com, Inc.	4,591,833	—	—	4,591,833
—	217,580	217,580		Ross Stores, Inc.	—	13,592,223	—	13,592,223
—	263,450	263,450		Scripps Networks Interactive - Class A	—	14,979,767	—	14,979,767
—	149,510	149,510	@	The Madison Square Garden, Inc.	—	5,597,654	—	5,597,654
—	149,630	149,630		Ulta Salon Cosmetics & Fragrance, Inc.	—	13,972,449	—	13,972,449
—	193,834	193,834		Weight Watchers International, Inc.	—	9,994,081	—	9,994,081

See accompanying Notes to Pro Forma Financial Statements

7-B

—	401,674	401,674		Wyndham Worldwide Corp.	—	21,184,287	—	21,184,287
					15,652,559	264,964,529	—	280,617,088

				Consumer Staples: 5.9%
—	223,918	223,918		Beam, Inc.	—	13,992,636	—	13,992,636
—	709,740	709,740		Coca-Cola Enterprises, Inc.	—	19,901,109	—	19,901,109
—	189,990	189,990		Mead Johnson Nutrition Co.	—	15,296,095	—	15,296,095
—	269,990	269,990	@	Monster Beverage Corp.	—	19,223,288	—	19,223,288
—	176,430	176,430		Whole Foods Market, Inc.	—	16,817,308	—	16,817,308
					—	85,230,436	—	85,230,436

				Energy: 4.6%
—	393,520	393,520	@	Cameron International Corp.	—	16,807,239	—	16,807,239
—	894,490	894,490	@	Denbury Resources, Inc.	—	13,515,744	—	13,515,744
—	184,850	184,850		Murphy Oil Corp.	—	9,296,107	—	9,296,107
—	253,220	253,220		Range Resources Corp.	—	15,666,721	—	15,666,721
—	359,800	359,800	@	Rowan Companies PLC	—	11,632,334	—	11,632,334
					—	66,918,145	—	66,918,145

				Financials: 5.7%
—	127,520	127,520	@	Affiliated Managers Group, Inc.	—	13,957,064	—	13,957,064
—	255,750	255,750		Ameriprise Financial, Inc.	—	13,365,495	—	13,365,495
—	213,660	213,660		Digital Realty Trust, Inc.	—	16,039,456	—	16,039,456
—	721,100	721,100		Fifth Third Bancorp.	—	9,662,740	—	9,662,740
—	176,770	176,770		Marsh & McLennan Cos., Inc.	—	5,697,297	—	5,697,297
—	526,520	526,520		Nasdaq Stock Market, Inc.	—	11,936,209	—	11,936,209
—	456,470	456,470		UDR, Inc.	—	11,795,185	—	11,795,185
					—	82,453,446	—	82,453,446

				Health Care: 10.3%
—	405,750	405,750		Agilent Technologies, Inc.	—	15,921,630	—	15,921,630
—	208,390	208,390	@	Alexion Pharmaceuticals, Inc.	—	20,693,127	—	20,693,127

See accompanying Notes to Pro Forma Financial Statements

8-B

11,166	—	11,166	@	Biogen Idec, Inc.	1,612,147	—	—	1,612,147
—	278,260	278,260		Cardinal Health, Inc.	—	11,686,920	—	11,686,920
—	231,210	231,210		Cooper Cos., Inc.	—	18,441,310	—	18,441,310
—	184,610	184,610	@	Laboratory Corp. of America Holdings	—	17,096,732	—	17,096,732
—	198,737	198,737		Perrigo Co.	—	23,437,054	—	23,437,054
—	385,650	385,650	@	Resmed, Inc.	—	12,032,280	—	12,032,280
—	138,230	138,230	@	Waters Corp.	—	10,985,138	—	10,985,138
—	243,446	243,446	@	Watson Pharmaceuticals, Inc.	—	18,012,570	—	18,012,570
					1,612,147	148,306,761	—	149,918,908

				Industrials: 10.9%
—	303,290	303,290		Acuity Brands, Inc.	—	15,440,494	—	15,440,494
—	324,562	324,562		Ametek, Inc.	—	16,198,890	—	16,198,890
—	209,950	209,950	@	BE Aerospace, Inc.	—	9,166,417	—	9,166,417
—	199,540	199,540		Dover Corp.	—	10,697,339	—	10,697,339
—	94,550	94,550		Fluor Corp.	—	4,665,097	—	4,665,097
—	242,241	242,241		Nordson Corp.	—	12,424,541	—	12,424,541
—	271,020	271,020		Pall Corp.	—	14,854,606	—	14,854,606
—	137,561	137,561		Regal-Beloit Corp.	—	8,564,548	—	8,564,548
—	204,372	204,372		Roper Industries, Inc.	—	20,146,992	—	20,146,992
—	139,791	139,791	@	TransDigm Group, Inc.	—	18,773,931	—	18,773,931
—	470,820	470,820		Waste Connections, Inc.	—	14,086,934	—	14,086,934
—	241,173	241,173	@	Wesco International, Inc.	—	13,879,506	—	13,879,506
					—	158,899,295	—	158,899,295

				Information Technology: 36.6%
60,500	—	60,500		Accenture PLC	3,635,445	—	—	3,635,445
188,100	—	188,100	@	ACI Worldwide, Inc.	8,315,901	—	—	8,315,901
—	405,930	405,930	@, L	Acme Packet, Inc.	—	7,570,595	—	7,570,595
—	407,390	407,390	@	Adobe Systems, Inc.	—	13,187,214	—	13,187,214
40,500	—	40,500	@	Alliance Data Systems Corp.	5,467,500	—	—	5,467,500
183,971	—	183,971		Altera Corp.	6,225,579	—	—	6,225,579
63,600	—	63,600		Amphenol Corp.	3,492,912	—	—	3,492,912
—	435,130	435,130		Analog Devices, Inc.	—	16,391,347	—	16,391,347
73,178	—	73,178	@	Apple, Inc.	42,735,952	—	—	42,735,952

See accompanying Notes to Pro Forma Financial Statements

9-B

—	250,870	250,870	@	Ariba, Inc.	—	11,228,941	—	11,228,941
67,092	—	67,092		ASML Holding NV	3,445,590	—	—	3,445,590
97,300	—	97,300	@	Autodesk, Inc.	3,404,527	—	—	3,404,527
125,449	—	125,449		Automatic Data Processing, Inc.	6,982,491	—	—	6,982,491
199,499	—	199,499		Avago Technologies Ltd.	7,162,014	—	—	7,162,014
110,500	—	110,500	@	Avnet, Inc.	3,410,030	—	—	3,410,030
2,850	—	2,850	@	Baidu.com ADR	327,693	—	—	327,693
272,900	—	272,900		Broadcom Corp.	9,224,020	—	—	9,224,020
461,926	—	461,926		Cisco Systems, Inc.	7,931,269	—	—	7,931,269
65,009	275,042	340,051	@	Citrix Systems, Inc.	5,456,856	23,087,026	—	28,543,882
110,050	—	110,050	@	Cognizant Technology Solutions Corp.	6,603,000	—	—	6,603,000
140,726	—	140,726	@	Commvault Systems, Inc.	6,975,788	—	—	6,975,788
51,910	—	51,910	@	Concur Technologies, Inc.	3,535,071	—	—	3,535,071
275,800	—	275,800	@	eBay, Inc.	11,586,358	—	—	11,586,358
14,101	—	14,101	@	EMC Corp.	361,409	—	—	361,409
262,356	—	262,356	@	Fairchild Semiconductor International, Inc.	3,699,220	—	—	3,699,220
105,400	—	105,400		Fidelity National Information Services, Inc.	3,592,032	—	—	3,592,032
103,200	—	103,200	@	Fiserv, Inc.	7,453,104	—	—	7,453,104
48,452	—	48,452	@	Fortinet, Inc.	1,125,055	—	—	1,125,055
—	128,290	128,290	@	Gartner, Inc.	—	5,522,885	—	5,522,885
8,960	—	8,960	@	Google, Inc. - Class A	5,197,427	—	—	5,197,427
239,096	—	239,096		Infineon Technologies AG	1,618,255	—	—	1,618,255
256,800	—	256,800		Intel Corp.	6,843,720	—	—	6,843,720
92,153	—	92,153		International Business Machines Corp.	18,023,284	—	—	18,023,284
59,500	458,715	518,215		Intuit, Inc.	3,531,325	27,224,735	—	30,756,060
256,237	469,020	725,257		Jabil Circuit, Inc.	5,209,298	9,535,177	—	14,744,475
59,869	—	59,869		Jack Henry & Associates, Inc.	2,066,678	—	—	2,066,678
112,670	—	112,670		KLA-Tencor Corp.	5,548,998	—	—	5,548,998
90,445	—	90,445	@	Lam Research Corp.	3,413,394	—	—	3,413,394
173,059	—	173,059		Linear Technology Corp.	5,421,939	—	—	5,421,939

See accompanying Notes to Pro Forma Financial Statements

10-B

16,900	—	16,900		Mastercard, Inc.	7,268,859	—	—	7,268,859
206,100	—	206,100		Maxim Integrated Products	5,284,404	—	—	5,284,404
8,085	—	8,085		Mercadolibre, Inc.	612,843	—	—	612,843
131,156	334,680	465,836	@	Micros Systems, Inc.	6,715,187	17,135,616	—	23,850,803
116,083	—	116,083		Microsoft Corp.	3,550,979	—	—	3,550,979
19,393	—	19,393	@	MicroStrategy, Inc.	2,518,375	—	—	2,518,375
216,900	536,164	753,064	@	NetApp, Inc.	6,901,758	17,060,738	—	23,962,496
—	1,047,855	1,047,855	@	Nvidia Corp.	—	14,481,356	—	14,481,356
8,170	—	8,170	@	NXP Semiconductor NV	189,953	—	—	189,953
215,600	—	215,600		Paychex, Inc.	6,771,996	—	—	6,771,996
244,424	—	244,424	@	Polycom, Inc.	2,571,340	—	—	2,571,340
7,758	—	7,758	@	QLIK Technologies, Inc.	171,607	—	—	171,607
—	756,300	756,300	@	QLogic Corp.	—	10,353,747	—	10,353,747
233,434	—	233,434		Qualcomm, Inc.	12,997,605	—	—	12,997,605
7,100	—	7,100	@	Rackspace Hosting, Inc.	311,974	—	—	311,974
78,253	—	78,253	@	Red Hat, Inc.	4,419,729	—	—	4,419,729
—	136,120	136,120	@	Riverbed Technolgoy, Inc.	—	2,198,337	—	2,198,337
2,700	—	2,700	@	Salesforce.com, Inc.	373,302	—	—	373,302
1,825	—	1,825		Samsung Electronics Co., Ltd.	1,932,652	—	—	1,932,652
98,000	—	98,000	@	ServiceNow, Inc.	2,410,800	—	—	2,410,800
19,143	—	19,143	@	Skyworks Solutions, Inc.	523,944	—	—	523,944
49,178	—	49,178	@	SolarWinds, Inc.	2,142,194	—	—	2,142,194
5,400	—	5,400	@	TE Connectivity Ltd.	172,314	—	—	172,314
72,300	—	72,300		Tencent Holdings Ltd.	2,135,112	—	—	2,135,112
48,908	211,450	260,358	@	Teradata Corp.	3,521,865	15,226,515	—	18,748,380
233,500	—	233,500		Texas Instruments, Inc.	6,699,115	—	—	6,699,115
65,349	—	65,349	@	TIBCO Software, Inc.	1,955,242	—	—	1,955,242
61,300	—	61,300		Visa, Inc.	7,578,519	—	—	7,578,519
3,819	—	3,819	@	VMware, Inc.	347,682	—	—	347,682
183,929	—	183,929	@	Web.com Group, Inc.	3,369,579	—	—	3,369,579
150,843	587,940	738,783		Western Union Co.	2,540,196	9,900,909	—	12,441,105
160,000	333,680	493,680		Xilinx, Inc.	5,371,200	11,201,638	—	16,572,838
					320,383,459	211,306,776	—	531,690,235

See accompanying Notes to Pro Forma Financial Statements

11-B

				Materials: 3.1%
—	81,620	81,620		CF Industries Holdings, Inc.	—	15,813,059	—	15,813,059
—	312,150	312,150		Eastman Chemical Co.	—	15,722,995	—	15,722,995
—	466,000	466,000		Packaging Corp. of America	—	13,159,840	—	13,159,840
					—	44,695,894	—	44,695,894

				Telecommunication Services: 1.7%
—	430,610	430,610	@	SBA Communications Corp.	—	24,566,301	—	24,566,301

				Total Common Stock (Cost $1,302,681,884)	337,648,165	1,087,341,583	—	1,424,989,748

See accompanying Notes to Pro Forma Financial Statements

12-B

Principal amount†	Principal amount†				Value	Value	Value		Value

		SHORT-TERM INVESTMENTS: 2.6%

			Securities Lending Collateral(cc)(1): 0.5%
—	1,635,379	1,635,379	BNP Paribas Bank, Repurchase Agreement dated 06/29/12, 0.19%, due 07/02/12 (Repurchase Amount $1,635,405, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,668,087, due 05/01/32-06/01/42)		$—	$1,635,379	$—		$1,635,379
—	1,635,379	1,635,379	Citigroup, Inc., Repurchase Agreement dated 06/29/12, 0.20%, due 07/02/12 (Repurchase Amount $1,635,406, collateralized by various U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,668,087, due 07/01/42-02/20/61)		—	1,635,379	—		1,635,379
—	1,635,379	1,635,379	Merrill Lynch & Co., Inc., Repurchase Agreement dated 06/29/12, 0.18%, due 07/02/12 (Repurchase Amount $1,635,403, collateralized by various U.S. Government Agency Obligations, 2.202%-5.000%, Market Value plus accrued interest $1,668,087, due 04/01/24-06/01/42)		—	1,635,379	—		1,635,379
—	1,635,379	1,635,379	Mizuho Securities USA Inc., Repurchase Agreement dated 06/29/12, 0.25%, due 07/02/12 (Repurchase Amount $1,635,413, collateralized by various U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,668,087, due 10/01/14-02/25/44) $		—	1,635,379	—		1,635,379
—	344,288	344,288	UBS Warburg LLC, Repurchase Agreement dated 06/29/12, 0.20%, due 07/02/12 (Repurchase Amount $344,294, collateralized by various U.S. Government Agency Obligations, 3.000%-6.500%, Market Value plus accrued interest $351,174, due 07/01/21-04/01/42)		—	344,288	—		344,288
					—	6,885,804	—		6,885,804
			Mutual Funds: 2.1%
10,325,012	20,913,100	31,238,112	BlackRock Liquidity Funds, TempFund, Institutional Class		10,325,012	20,913,100	—		31,238,112

			Total Short-Term Investments (Cost $38,123,916)		10,325,012	27,798,904	—		38,123,916

			Total Investments in Securities
			(Cost $1,340,805,800) *	100.7%	$347,973,177	$1,115,140,487	$—		$1,463,113,664	(A)

			Other Assets and Liabilities - Net	(0.7)	(1,916,239)	(8,133,501)	—		(10,049,740)
			Net Assets	100.0%	$346,056,938	$1,107,006,986	$—		$1,453,063,924
			Pro-forma adjustment	—	$(137,500)	$—	$(137,500	)(B)	$(137,500)

			Net Assets after pro-forma adjustments	100.0%	$345,919,438	$1,107,006,986	$—		$1,452,926,424

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
L	Loaned security, a portion or all of the security is on loan at June 30, 2012.
ADR	American Depositary Receipt

See accompanying Notes to Pro Forma Financial Statements

13-B

cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these shot-term investments.
(A)	All of the securities held by ING Blackrock Science and Technology Opportunities Portfolio comply with the investment restrictions of ING MidCap Opportunities Portfolio.
(B)	Reflects adjustment for estimated one time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

*	Cost for federal income tax purposes is:	$331,101,286	$1,016,419,467	$—	$1,347,520,753
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$27,392,504	$136,142,498	$—	$163,535,002
	Gross Unrealized Depreciation	(10,520,613)	(37,421,478)	—	(47,942,091)
	Net Unrealized Appreciation	$16,871,891	$98,721,020	$—	$115,592,911

See accompanying Notes to Pro Forma Financial Statements

14-B

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the assets and liabilities:

	ING BlackRock Science and Technology Opportunities Portfolio	ING MidCap Opportunities Portfolio	Pro-forma adjustments		ING MidCap Opportunities Portfolio Pro-forma
Asset Table
Investments, at value
Level 1 - Quoted Prices	$338,841,568	$1,108,254,683	$—		$1,447,096,251
Level 2 - Other Significant Observable Inputs	9,131,609	6,885,804	—		16,017,413
Level 3 - Significant Unobservable Inputs	—	—	—		—
Total Investments, at value	$347,973,177	$1,115,140,487	$—		$1,463,113,664

Other Financial Instruments+:
Level 1 - Quoted Prices	$—	$—	$—		$—
Level 2 - Other Significant Observable Inputs	185,460	—	(185,460	)(A)	—
Level 3 - Significant Unobservable Inputs	—	—	—		—
Total Assets	$185,460	$—	$(185,460)		$—

Liabilities Table
Other Financial Instruments+:
Level 1 - Quoted Prices	$—	$—	$—		$—
Level 2 - Other Significant Observable Inputs	(54,139)	—	54,139	(A)	—
Level 3 - Significant Unobservable Inputs	—	—	—		—
Total Liabilities	$(54,139)	$—	$54,139		$—

^ See Note 2, “Security Valuation” in the Notes to Unaudited Pro Forma Financial Statements for additional information.

+ Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

(A) Reflects adjustments due to pre-merger portfolio transitioning

See accompanying Notes to Pro Forma Financial Statements

15-B

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 – Basis of Combination:

The respective Board of Directors and the Board of Trustees (each a “Board” and collectively, the “Boards”) of ING BlackRock Science and Technology Opportunities Portfolio (“BlackRock Science and Technology Opportunities”) and ING MidCap Opportunities Portfolio (“MidCap Opportunities”) (each a “Portfolio” and collectively, the “Portfolios”), approved an Agreement and Plan of Reorganization dated March 23, 2013, (the “Plan”) whereby, subject to approval by the shareholders of BlackRock Science and Technology Opportunities, MidCap Opportunities will acquire all of the assets of BlackRock Science and Technology Opportunities, subject to the liabilities of such Portfolio, in exchange for MidCap Opportunities issuing shares of such fund to shareholders of BlackRock Science and Technology Opportunities in a number equal in value to net assets of BlackRock Science and Technology Opportunities (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with MidCap Opportunities remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at June 30, 2012.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of BlackRock Science and Technology Opportunities and MidCap Opportunities at June 30, 2012.  The unaudited pro forma Statement of Operations reflects the results of operations of BlackRock Science and Technology Opportunities and MidCap Opportunities for the twelve-months ended June 30, 2012.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for BlackRock Science and Technology Opportunities and MidCap Opportunities under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of BlackRock Science and Technology Opportunities and MidCap Opportunities as of June 30, 2012. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of MidCap Opportunities for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 – Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Portfolio.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 – Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common MidCap Opportunities issued in connection with the proposed acquisition of BlackRock Science and Technology Opportunities by MidCap Opportunities as of June 30, 2012.  The number of additional shares issued was calculated by dividing the net assets of each class of BlackRock Science and Technology Opportunities by the respective class net asset value per share of MidCap Opportunities.

16-B

Note 4 – Merger Costs:

ING Investments, LLC (or an affiliate) and BlackRock Science and Technology Opportunities will share the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger expenses and transition costs to be incurred by BlackRock Science and Technology Opportunities are estimated at approximately $137,500. These costs represent one half of the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.  ING Investments, LLC will bear the other half of the cost of the Merger.

Note 5 – Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 – Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

17-B

7337 EAST DOUBLETREE RANCH ROAD SUITE 100 SCOTTSDALE, ARIZONA 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 12, 2013

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M51495-S00934	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:
				For	Against	Abstain

1.             To approve an Agreement and Plan of Reorganization by and between the Portfolio and ING MidCap Opportunities Portfolio (“ING MidCap Portfolio”), providing for the reorganization of the Portfolio with and into ING MidCap Portfolio.

				☐	☐	☐

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on

March 12, 2013.

The Joint Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

M51496-S00934

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on March 12, 2013, at 10:00 AM, local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ING Variable Products Trust

(“Registrant”)

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Section 4.3 of the Declaration of Trust of ING Variable Products Trust (the “Registrant”) provides the following:

(a)                                 Subject to the exceptions and limitations contained in paragraph (b) below:

(i)                                     every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

(ii)                                  the word “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; aria the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)                                 No indemnification shall be provided hereunder to a Trustee or officer:

(i)                                     against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)                                  with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii)                               in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)                               by the court or other body approving the settlement or other disposition; or

(B)                               based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C)                               the rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(c)                                  Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)                                     such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

(ii)                                  a majority of the Disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will he found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 16. EXHIBITS

(1)	(a)	Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed on February 28, 1996 and incorporated herein by reference.

(b)

Certificate of Amendment of Declaration of Trust and Redesignation of Series - Filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed on April 30, 1997 and incorporated herein by reference.

(c)

Certificate of Establishment and Designation dated April 24, 1997 — Filed as an Exhibit to Post-Effective Amendment No. 7 to the Registrant’s Form N-1A Registration Statement on May 16, 1997 and incorporated herein by reference

(d)

Certificate of Amendment of Declaration of Trust and Redesignation of Series dated November 12, 1997 - Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on February 2, 2004 and incorporated herein by reference.

(e)

Certificate of Amendment of Declaration of Trust and Redesignation of Series — Filed as an Exhibit to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2000 and incorporated herein by reference.

(f)

Certificate of Amendment of Declaration of Trust — Filed as an Exhibit to Post-Effective Amendment No. 15 to the Registrant’s Form N-1A Registration Statement on January 28, 2000 and incorporated herein by reference.

(g)

Certificate of Amendment of Declaration of Trust — Filed as an Exhibit to Post-Effective Amendment No. 15 to the Registrant’s Form N-1A Registration Statement on January 28, 2000 and incorporated herein by reference.

(h)

Certificate of Establishment and Designation of Series - Filed as an Exhibit to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2000 and incorporated herein by reference.

(i)

Certificate of Amendment of Declaration of Trust and Redesignation of Series - Filed as an Exhibit to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A filed on January 28, 2000 and incorporated herein by reference.

(j)

Certificate of Amendment of Declaration of Trust and Establishment and Designation of Additional Series of Shares of Beneficial Interest; Establishment of Additional Series; Establishment of New Principal Place of Business - Filed as an Exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2001 and incorporated herein by reference.

(k)

Abolition of Series of Shares of Beneficial Interests dated December 17, 2001- Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on February 2, 2004 and incorporated herein by reference.

(l)

Certificate of Amendment of Declaration of Trust and Redesignation of Series dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on February 2, 2004 and incorporated herein by reference.

(m)

Certificate of Amendment of Declaration of Trust and Redesignation of Series dated April 22, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on February 2, 2004 and incorporated herein by reference.

(n)

Abolition of Series of Shares of Beneficial Interest dated February 25, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 23 to the Registrant’s Form N-1A Registration Statement on April 28, 2003 and incorporated herein by reference.

(o)

Establishment and Declaration of Series — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(p)

Certificate of Amendment of Declaration of Trust dated June 17, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(q)

Establishment and Designation of Series dated July 29, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(r)

Certificate of Amendment of Declaration of Trust dated June 29, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(s)

Certificate of Amendment of Declaration of Trust and Redesignation of Series dated July 29, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(t)

Certificate of Amendment of Declaration of Trust and Redesignation of Series dated November 9, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(u)

Certificate of Amendment of Declaration of Trust and Redesignation of Series dated April 30, 1999 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(v)

Certificate of Amendment of Declaration of Trust and Redesignation of Series effective June 2, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(w)

Abolition of Series of Shares of Beneficial Interest dated October 16, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(x)

Establishment and Designation of Series and Classes dated November 11, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(y)

Certificate of Amendment of Declaration of Trust dated February 21, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(z)

Amended Establishment and Designation of Series and Classes of Shares (ING VP Growth + Value Portfolio) effective November 11, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(aa)

Amended Establishment and Designation of Classes (Class R shares to Class I shares) dated February 25, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(bb)

Amended Establishment and Designation of Classes (ING VP Financial Services Portfolio) dated February 25, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(cc)

Abolition of Series of Shares of Beneficial Interest (ING VP International Portfolio and ING VP International SmallCap Growth Portfolio) dated February 25, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(dd)

Amended Establishment and Designation of Classes dated April 4, 2005 (Class I shares of ING VP LargeCap Growth Portfolio) — Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant’s Form N-1A Registration Statement on April 4, 2005 and incorporated herein by reference.

(ee)

Establishment and Designation of Classes (Class ADV shares) dated April 29, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant’s Form N-1A Registration Statement on April 4, 2005 and incorporated herein by reference.

(ff)

Abolition of Series of Beneficial Interest (ING VP Disciplined LargeCap Portfolio and ING VP MagnaCap Portfolio) dated January 3, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 31 to the Registrant’s Form N-1A Registration Statement on February 7, 2007 and incorporated herein by reference.

(gg)

Abolition of Series of Beneficial Interest (ING VP Convertible Portfolio) dated May 16, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 31 to the Registrant’s Form N-1A Registration Statement on February 7, 2007 and incorporated herein by reference.

(hh)

Abolition of Series of Beneficial Interest (ING VP LargeCap Growth Portfolio) dated December 27, 2006 — Filed as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)

Plan of Liquidation and Dissolution of Series (ING VP Financial Services Portfolio) — Filed as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Form N-1A Registration Statement on November 18, 2008 and incorporated herein by reference.

(jj)

Abolition of Series of Beneficial Interest (ING VP Financial Services Portfolio) dated September 11, 2008 — Filed as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Form N-1A Registration Statement on November 18, 2008 and incorporated herein by reference.

(kk)

Abolition of Series of Beneficial Interest (ING VP High Yield Portfolio and ING VP Real Estate Portfolio) dated September 11, 2008 — Filed as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Form N-1A Registration Statement on November 18, 2008 and incorporated herein by reference.

(ll)

Establishment and Designation of Classes (Class S2 shares) dated January 23, 2009 — Filed as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(mm)

Certificate of Amendment of Declaration of Trust and Redesignation of Series effective May 1, 2009 — Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on April 29, 2009 and incorporated herein by reference.

(2)	(a)	By-laws — Filed as an Exhibit to Post-Effective Amendment No. 4 to the Registrant’s Form N-1A Registration Statement on February 28, 1996 and incorporated herein by reference.

(i)

Amendment to the By-laws of Pilgrim Variable Products Trust effective July 26, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 and incorporated herein by reference.

(3)		N/A

(4)

Agreement and Plan of Reorganization between ING Variable Portfolios, Inc., on behalf of its series ING BlackRock Science and Technology Opportunities Portfolio, and ING Variable Products Trust, on behalf of its series ING MidCap Opportunities Portfolio — Attached as Appendix A to the Proxy Statement/Prospectus.

(5)		N/A

(6)	(a)

Amended and Restated Investment Advisory Agreement between ING Variable Products Trust (formerly, Pilgrim Variable Products Trust) and ING Investments, LLC (formerly, ING Pilgrim Investments, LLC) dated September 1, 2000 and amended and restated April 30, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(i) First Amendment, effective September 2, 2004, to the Amended and Restated Investment Advisory Agreement dated September 1, 2000 and amended and restated April 30, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant’s Form N-1A Registration Statement on April 4, 2005 and incorporated herein by reference.

(ii)

Second Amendment, effective December 15, 2006, to the Amended and Restated Investment Advisory Agreement dated September 1, 2000 and amended and restated April 30, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(iii)

Amended and Restated Schedule A, effective February 1, 2011, with respect to the Amended and Restated Investment Advisory Agreement dated September 1, 2000 and amended and restated April 30, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(b)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly, Aeltus Investment Management, Inc. and ING Investment Management Co.) dated August 7, 2001 — Filed as an Exhibit to Post- Effective Amendment No. 20 to the Registrant’s Form N-1A Registration Statement on April 18, 2002 and incorporated herein by reference.

(i)

First Amendment, effective as of July 1, 2003, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(ii)

Second Amendment, effective as of September 1, 2003, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(iii)

Third Amendment, effective as of December 15, 2006, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 7, 2001 — Filed as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)

Fourth Amendment, effective as of September 15, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(v)

Amended Schedule A, effective November 30, 2009, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(c)

Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Variable Products Trust, effective February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant’s Form N-1A Registration Statement on April 4, 2005 and incorporated herein by reference.

(i)

First Amendment, effective January 30, 2009, to the Amended and Restated Expense Limitation Agreement between ING Investment, LLC and ING Variable Products Trust, effective February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(ii)

Amended Schedule A, effective November 30, 2009, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Variable Products Trust, effective February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(iii)

Side letter agreement dated May 2, 2012 to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Variable Products Trust, (with respect to ING MidCap Opportunities Portfolio), effective February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on April 24, 2012 and incorporated herein by reference.

(7)	(a)

Distribution Agreement between ING Variable Products Trust and ING Investments Distributor, LLC (formerly, ING Funds Distributor, LLC) dated February 26, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(i)

Substitution Agreement dated October 8, 2002 between ING Variable Products Trust and ING Investments Distributor, LLC, effective February 26, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(ii)

Amended and Restated Schedule of Portfolios dated November 2011 to the Distribution Agreement between ING Variable Products Trust and ING Investments Distributor, LLC, effective February 26, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on April 24, 2012 and incorporated herein by reference.

(8)		N/A

(9)	(a)

Custody Agreement with The Bank of New York Mellon (formerly, The Bank of New York) dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A, effective February 29, 2012, to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on April 24, 2012 and incorporated herein by reference.

(b)

Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A, effective February 29, 2012, to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on April 24, 2012 and incorporated herein by reference.

(ii)

Amended Schedule 2 dated June 4, 2008 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Form N-1A Registration Statement on November 18, 2008 and incorporated herein by reference.

	(c)	Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A

Registration Statement on February 2, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A, effective February 29, 2012, to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on April 24, 2012 and incorporated herein by reference.

(10)	(a)

Amended and Restated Shareholder Services Plan (Class S shares), effective March 1, 2009 - Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(i)

Amended Schedule A dated November 2009 to the Amended and Restated Shareholder Services Plan (Class S shares), effective March 1, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(ii)

Waiver letter dated May 1, 2012 with respect to the Shareholder Services Plan (Class S shares) for ING International Value Portfolio and MidCap Opportunities Portfolio dated August 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on April 24, 2012 and incorporated herein by reference.

(b)

Shareholder Service and Distribution Plan (Class ADV shares) dated January 6, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 28 to the Registrant’s Form N-1A Registration Statement on April 4, 2005 and incorporated herein by reference.

(i)

Amended Schedule A dated November 30, 2009 to Shareholder Service and Distribution Plan (Class ADV shares) dated January 6, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(c)

Shareholder Service and Distribution Plan (Class S2 shares) dated November 14, 2008 — Filed as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(i)

Amended Schedule A dated November 30, 2009 to the Shareholder Service and Distribution Plan (Class S2 shares) dated November 14, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(ii)

Waiver letter dated May 1, 2012 with respect to the Shareholder and Distribution Plan (Class S2 shares) dated November 14, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on April 24, 2012 and incorporated herein by reference.

(d)

Second Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated November 14, 2008 — Filed as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(i)

Amended Schedule A dated November 30, 2009 to the Second Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated November 14, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(11)		Opinion and Consent of Counsel — Filed as an Exhibit to the Registrant’s Form N-14 Registration Statement on December 27, 2012 and incorporated herein by reference.

(12)		Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent amendment.

(13)	(a)

Amended and Restated Administrative Services Agreement between ING Variable Products Trust and ING Funds Services, LLC dated May 2, 1994, as amended May 1, 1997, as restated April 30, 2000, as further restated on April 30, 2001, and as further amended and restated on November 30, 2008 — Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on April 29, 2009 and incorporated herein by reference.

(i)

Amended and Restated Schedule A, dated November 30, 2009, to the Amended and Restated Administrative Services Agreement between ING Variable Products Trust and ING Funds Services, LLC dated May 2, 1994, as amended May 1, 1997 — Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(b)

Transfer Agency Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) dated February 25, 2009 — Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on April 29, 2009 and incorporated herein by reference.

(i)

Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(ii)

Amended Exhibit A, effective September 30, 2011, to the Transfer Agency Services Agreement dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on April 24, 2012 and incorporated herein by reference.

(c)

Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Form N-1A Registration Statement on February 2, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A, effective February 29, 2012, to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on April 24, 2012 and incorporated herein by reference.

(d)

Administrative and Shareholder Services Agreement with ING Funds Services, LLC and Golden American Life Insurance Company dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(e)

Administrative and Shareholder Services Agreement with ING Pilgrim Group, LLC and ReliaStar Life Insurance Company of New York dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(i)

Amendment, executed August 30, 2002, to the Administrative and Shareholder Services Agreement with ING Pilgrim Group, LLC and ReliaStar Life Insurance Company of New York dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(f)

Administrative and Shareholder Service Agreement with ING Pilgrim Group, LLC and Security Life of Denver Insurance Company dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(i)

Amendment, executed August 30, 2002, to the Administrative and Shareholder Services Agreement with ING Pilgrim Group, LLC and Security Life of Denver Insurance Company dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(g)

Administrative and Shareholder Service Agreement with ING Pilgrim Group, LLC and ReliaStar Life Insurance Company dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(i)

Amendment, executed August 30, 2002, to the Administrative and Shareholder Services Agreement with ING Pilgrim Group, LLC and ReliaStar Life Insurance Company dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(h)

Administrative and Shareholder Services Agreement with ING Funds Services, LLC and ING Insurance Company of America dated April 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(i)

Administrative and Shareholder Services Agreement with ING Funds Services, LLC and ING Life Insurance and Annuity Company dated April 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(j)

Participation Agreement between Pilgrim Variable Products Trust, Northern Life Insurance Company, and ING Pilgrim Securities, Inc. dated April 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(k)

Participation Agreement between Pilgrim Variable Products Trust, Aetna Life Insurance and Annuity Company and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(i)

Amendment, executed August 30, 2002, to the Participation Agreement between Pilgrim Variable Products Trust, Aetna Life Insurance and Annuity Company, and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(l)

Participation Agreement between Pilgrim Variable Products Trust, Aetna Insurance Company of America, and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(i)

Amendment, executed August 30, 2002, to the Participation Agreement between Pilgrim Variable Products Trust, Aetna Life Insurance Company of America and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to

the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(m)

Participation Agreement between Pilgrim Variable Products Trust, Golden American Life Insurance Company, ING Pilgrim Investments, LLC, and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(i)

Amendment, executed August 30, 2002, to the Participation Agreement between Pilgrim Variable Products Trust, Golden American Life Insurance Company, ING Pilgrim Investments, LLC and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(n)

Participation Agreement between Pilgrim Variable Products Trust, Security Life of Denver Insurance Company, and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(i)

Amendment, executed November 15, 2001, to the Participation Agreement between Pilgrim Variable Products Trust, Security Life of Denver Insurance Company, and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(ii)

Amendment, executed August 30, 2002, to the Participation Agreement between Pilgrim Variable Products Trust, Security Life of Denver Insurance Company, and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(o)

Participation Agreement between Pilgrim Variable Products Trust, ReliaStar Life Insurance Company, and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(i)

Amendment, executed August 30, 2002, to the Participation Agreement between Pilgrim Variable Products Trust, ReliaStar Life Insurance Company, and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(ii)

Amendment, executed September 22, 2003, to the Participation Agreement between Pilgrim Variable Products Trust, ReliaStar Life Insurance Company, and ING Pilgrim Securities, Inc. dated May 1, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(p)

Participation Agreement between Pilgrim Variable Products Trust, ReliaStar Life Insurance Company of New York, and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

	(i)	Amendment, executed August 30, 2002, to the Participation Agreement executed August 30, 2002 between Pilgrim Variable Products Trust, ReliaStar Life Insurance Company of New York

and ING Pilgrim Securities, Inc. dated May 1, 2001 — Filed as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(q)

Participation Agreement between Massachusetts Mutual Life Insurance Company and ING Variable Products Trust, effective April 26, 2006 — Filed as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)

Amendment dated April 3, 2008 to the Participation Agreement between Massachusetts Mutual Life Insurance Company and ING Variable Products Trust, effective April 26, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(r)

Allocation Agreement (Fidelity Bond) dated May 24, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(i)

Amended Schedule A dated May 2007 to the Allocation Agreement (Fidelity Bond) dated May 24, 2002 —Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(s)

Allocation Agreement (Directors and Officers Liability) dated May 24, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 15, 2004 and incorporated herein by reference.

(i)

Amended Schedule A dated May 2007 to the Allocation Agreement (Directors and Officers Liability) dated May 24, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(14)		Consent of KPMG LLP — Filed as an Exhibit to the Registrant’s Form N-14 Registration Statement on December 27, 2012 and incorporated herein by reference.

(15)		N/A

(16)		Powers of Attorney for Todd Modic and each Trustee — Filed as an Exhibit to the Registrant’s Form N-14 Registration Statement on December 27, 2012 and incorporated herein by reference.

(17)		N/A

ITEM 17. UNDERTAKINGS

(1)                                 The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                 The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                 The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 28th day of January, 2013.

ING VARIABLE PRODUCTS TRUST

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Shaun P. Mathews*	President, Chief Executive Officer, and Interested Trustee	January 28, 2013

Todd Modic*	Senior Vice President and Chief/Principal Financial Officer	January 28, 2013

Colleen D. Baldwin*	Trustee	January 28, 2013

John V. Boyer*	Trustee	January 28, 2013

Patricia W. Chadwick*	Trustee	January 28, 2013

Peter S. Drotch*	Trustee	January 28, 2013

J. Michael Earley*	Trustee	January 28, 2013

Patrick W. Kenny*	Trustee	January 28, 2013

Sheryl K. Pressler*	Trustee	January 28, 2013

Roger B. Vincent*	Chairman and Trustee	January 28, 2013

Robert W. Crispin*	Interested Trustee	January 28, 2013

*By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
as Attorney-in-Fact**

**        Powers of Attorney for Todd Modic and each Trustee were previously filed.